PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)
Flexible Premium Deferred Annuities
PROSPECTUS: May 1, 2017
This prospectus describes two different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey (“Pruco Life”, “we”, “our”, or “us”). This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials Pruco Life of New Jersey is not acting as a fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). Both Annuities are offered as an individual annuity contract and have different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled “Selecting the Variable Annuity That’s Right for You”. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and any optional benefits are the obligations of, and subject to the claims paying ability of, Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
THE SUB-ACCOUNTS
The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, portfolios offered by the Advanced Series Trust, BlackRock Variable Series Funds and the JP Morgan Insurance Trust. Only certain Sub-accounts are available if you elect the optional Return of Purchase Payments Death Benefit at issue – see “Limitations with the Optional Return of Purchase Payments Death Benefit” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect the Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life of New Jersey annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life of New Jersey annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

PPIVANYPROS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIALANNUITIES.COM

Prospectus dated: May 1, 2017	Statement of Additional Information dated: May 1, 2017
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST AB Global Bond Portfolio*
AST AQR Emerging Markets Equity Portfolio*
AST AQR Large-Cap Portfolio *
AST BlackRock Low Duration Bond Portfolio*
AST BlackRock Multi-Asset Income Portfolio[1]
AST BlackRock/Loomis Sayles Bond Portfolio*
AST ClearBridge Dividend Growth Portfolio *
AST Cohen & Steers Realty Portfolio *
AST Columbia Adaptive Risk Allocation Portfolio
AST Emerging Managers Diversified Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Global Real Estate Portfolio*
AST Goldman Sachs Global Growth Allocation Portfolio1*
AST Goldman Sachs Global Income Portfolio*
AST Goldman Sachs Large-Cap Value Portfolio*
AST Goldman Sachs Mid-Cap Growth Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST Goldman Sachs Strategic Income Portfolio*
AST Government Money Market Portfolio*
AST High Yield Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio*
AST International Growth Portfolio *
AST International Value Portfolio*
AST Jennison Global Infrastructure Portfolio
AST Jennison Large-Cap Growth Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST Lord Abbett Core Fixed Income Portfolio*
AST Managed Alternatives Portfolio*
AST Managed Equity Portfolio*
AST Managed Fixed Income Portfolio*[1]
AST MFS Global Equity Portfolio*
AST MFS Growth Portfolio*
AST MFS Large-Cap Value Portfolio*
AST Morgan Stanley Multi-Asset Portfolio*
AST Neuberger Berman Long/Short Portfolio*
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
AST Parametric Emerging Markets Equity Portfolio*
AST Prudential Core Bond Portfolio*
AST Prudential Flexible Multi-Strategy Portfolio *[1]
AST QMA International Core Equity Portfolio*
AST QMA Large-Cap Portfolio*
AST QMA US Equity Alpha Portfolio*
AST Quantitative Modeling Portfolio1,*
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Growth Portfolio*

AST Small-Cap Value Portfolio*
AST T. Rowe Price Diversified Real Growth Portfolio[1]
AST T. Rowe Price Large-Cap Growth Portfolio*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio*
AST Templeton Global Bond Portfolio*
AST WEDGE Capital Mid-Cap Value Portfolio*
AST Wellington Management Global Bond Portfolio*
AST Wellington Management Real Total Return Portfolio*
AST Western Asset Core Plus Bond Portfolio*
AST Western Asset Emerging Markets Debt Portfolio *
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund – (Class III)
JP Morgan Insurance Trust
JPMorgan Insurance Trust Income Builder Portfolio – (Class 2)
*These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.

(1) These are the only variable investment options available for Annuities issued on or prior to August 24, 2015, who elected the optional Return of Purchase Payments Death Benefit at issue.

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.
Account Value Based Insurance Charge: A charge that is assessed daily, based on an annualized rate for as long as you own the Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Adjusted Purchase Payment: The amount of the Purchase Payments we receive, less any fees or tax charges deducted from the Purchase Payments upon allocation to the Annuity for purposes of calculating the optional Return of Purchase Payments Death Benefit.
Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.
Payout Period: The period starting on the Annuity Date and during which annuity payments are made.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

Premium Based Insurance Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value for as long as you own the Annuity.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.
Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a description of fees and expenses that you will pay when buying, owning and surrendering one of the Annuities. Also described are fees and expenses at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.

ANNUITY OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge (CDSC) for Applications signed before August 8, 2016 [1]
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
	B SERIES	C SERIES
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%	None
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	4.0%
6 years old or older, but not yet 7 years old	3.0%
7 years old or older	0.0%

Contingent Deferred Sales Charge (CDSC) for Applications signed on or after August 8, 2016 [1]
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
	B SERIES	C SERIES
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%	None
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	0.0%
6 years old or older, but not yet 7 years old	0.0%
7 years old or older	0.0%
Transfer Fee2: $10 (currently, after the 20th transfer each Annuity Year)
Tax Charge: 0% - 3.5%

1
The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.

2
Currently, we deduct the transfer fee after the 20th transfer each Annuity Year. Transfers in connection with one of our systematic programs (such as rebalancing) do not count toward the 20 transfers in an Annuity Year.

The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES
Annual Maintenance Fee[3]	Lesser of $50 and 2%
(assessed annually as a percentage of Account Value)

	B Series	C Series
Premium Based Insurance Charge[4] (assessed quarterly on the Charge Basis, as described in “Fees, Charges and Deductions”)	0.55%[5]	0.67%[5]

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
	B SERIES	C SERIES
Account Value Based Insurance Charge[4]	0.55%	0.68%

OPTIONAL BENEFIT CHARGES
	B SERIES	C SERIES
Return of Purchase Payments Death Benefit Charge[6]	Premium Based: 0.17% plus Account Value Based: 0.18%	Premium Based: 0.17% plus Account Value Based: 0.18%

3	Only applicable if the total of all Purchase Payments at the time the fee is due is less than $100,000.

4
For Beneficiaries who elect the Beneficiary Continuation Option, or the Beneficiary Variable Payout Option, the Account Value Based Insurance Charge and the Premium Based Insurance Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

5	The Premium Based Insurance Charge, shown as an annualized rate, is deducted on a quarterly basis at a rate of 0.1375% for the B Series and 0.1675% for the C Series.

6
This charge will be comprised of a 0.18% charge assessed daily as a percentage of the net assets of the Sub-accounts (Account Value Based Charge) plus a 0.17% Premium Based Charge assessed quarterly and deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the charge is due. For Annuities issued prior to August 24, 2015, the Premium Based Charge is 0.15% and the Account Value Based Charge is 0.15% for both the B Series and the C Series.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Annual Underlying Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service fees (12b-1 fees), and other expenses)	0.59%*	4.07%*
*These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2016 and do not necessarily reflect the fees you may incur . The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST AB Global Bond Portfolio	0.62%	0.04%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.27%	0.25%	0.00%	0.00%	0.00%	1.45%	0.03%	1.42%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.06%	0.71%
AST BlackRock Multi-Asset Income Portfolio*	0.78%	0.33%	0.25%	0.00%	0.00%	0.33%	1.69%	0.56%	1.13%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST ClearBridge Dividend Growth Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Columbia Adaptive Risk Allocation Portfolio*	0.94%	1.12%	0.25%	0.00%	0.00%	0.26%	2.57%	1.14%	1.43%
AST Emerging Managers Diversified Portfolio*	0.74%	1.88%	0.25%	0.00%	0.00%	0.33%	3.20%	1.80%	1.40%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST FQ Absolute Return Currency Portfolio*	0.83%	1.32%	0.25%	0.00%	0.00%	0.02%	2.42%	1.18%	1.24%
AST Franklin Templeton K2 Global Absolute Return Portfolio*	0.78%	0.80%	0.25%	0.00%	0.00%	0.10%	1.93%	0.75%	1.18%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Global Growth Allocation Portfolio*	0.78%	0.62%	0.25%	0.00%	0.00%	0.45%	2.10%	0.86%	1.24%
AST Goldman Sachs Global Income Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio	0.82%	0.01%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.02%	1.07%	0.01%	1.06%
AST Goldman Sachs Strategic Income Portfolio	0.71%	0.09%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio	0.56%	0.03%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.01%	1.09%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Jennison Global Infrastructure Portfolio*	0.83%	1.51%	0.25%	0.00%	0.00%	0.00%	2.59%	1.33%	1.26%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.49%	0.02%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST Managed Alternatives Portfolio*	0.15%	2.55%	0.00%	0.00%	0.00%	1.37%	4.07%	2.51%	1.56%
AST Managed Equity Portfolio*	0.15%	0.62%	0.00%	0.00%	0.00%	1.05%	1.82%	0.56%	1.26%
AST Managed Fixed Income Portfolio*	0.15%	0.38%	0.00%	0.00%	0.00%	0.74%	1.27%	0.02%	1.25%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
AST Morgan Stanley Multi-Asset Portfolio*	1.04%	1.44%	0.25%	0.00%	0.00%	0.00%	2.73%	1.31%	1.42%
AST Neuberger Berman Long/Short Portfolio*	1.04%	0.80%	0.25%	0.34%	0.00%	0.00%	2.43%	0.67%	1.76%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.30%	0.25%	0.00%	0.00%	0.00%	1.48%	0.00%	1.48%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Flexible Multi-Strategy Portfolio*	0.98%	0.27%	0.25%	0.00%	0.00%	0.91%	2.41%	0.92%	1.49%
AST QMA International Core Equity Portfolio*	0.72%	0.06%	0.25%	0.00%	0.00%	0.00%	1.03%	0.03%	1.00%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.29%	0.27%	0.00%	1.67%	0.00%	1.67%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.86%	1.13%	0.00%	1.13%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.05%	1.05%	0.00%	1.05%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST T. Rowe Price Diversified Real Growth Portfolio*	0.73%	1.19%	0.25%	0.00%	0.00%	0.06%	2.23%	1.18%	1.05%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.01%	0.95%
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Templeton Global Bond Portfolio	0.63%	0.10%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Global Bond Portfolio	0.62%	0.04%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Wellington Management Real Total Return Portfolio*	1.04%	1.25%	0.25%	0.00%	0.00%	0.10%	2.64%	1.12%	1.52%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.11%	0.25%	0.00%	0.00%	0.00%	1.04%	0.05%	0.99%
BlackRock Global Allocation V.I. Fund - Class III*	0.63%	0.23%	0.25%	0.01%	0.00%	0.00%	1.12%	0.13%	0.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2*	0.45%	0.79%	0.25%	0.00%	0.00%	0.09%	1.58%	0.65%	0.93%
*See notes immediately below for important information about this fund.

AST AQR Emerging Markets Equity Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST BlackRock Low Duration Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Multi-Asset Income Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST BlackRock/Loomis Sayles Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Columbia Adaptive Risk Allocation Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.28% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Emerging Managers Diversified Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.07% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST FQ Absolute Return Currency Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after any fee waiver) and other expenses (including distribution fees, and excluding acquired fund fees and expenses, taxes, interest and brokerage commissions) do not exceed 1.22% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Franklin Templeton K2 Global Absolute Return Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Global Growth Allocation Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Large-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Small-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Government Money Market Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Jennison Global Infrastructure Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after any fee waiver) and other expenses (including distribution fees, and excluding acquired fund fees and expenses, taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year

AST Loomis Sayles Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.06% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Managed Alternatives Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 1.47% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Managed Equity Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Managed Fixed Income Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Morgan Stanley Multi-Asset Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Neuberger Berman Long/Short Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Prudential Flexible Multi-Strategy Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST QMA International Core Equity Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST T. Rowe Price Diversified Real Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the Portfolio’s average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST T. Rowe Price Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.133% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Western Asset Emerging Markets Debt Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

BlackRock Global Allocation V.I. Fund - Class III                                                                                                                                                                                                                                                               The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

JPMorgan Insurance Trust Income Builder Portfolio - Class 2                                                                                                                                                                                                                                                               The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of Class 2 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio’s adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio’s investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”

▪	Total Insurance Charge (which consists of the Account Value Based Insurance Charge and the Premium Based Insurance Charge)

▪	Contingent Deferred Sales Charge (when applicable for B Series only)[1]

▪	Annual Maintenance Fee

▪	Optional Return of Purchase Payments Death Benefit charge as described below[2]

[1]	For Applications signed on or after August 8, 2016 the CDSC charges for purchase payments aged 5 years or older were removed for B Series.

[2]
For Annuities issued on or after to August 24, 2015, the Optional Return of Purchase Payments Death Benefit Premium Based Charge changed from 0.15% to 0.17% and the Account Value Based Charge changed from 0.15% to 0.18% for both the B Series and the C Series.

The examples also assume the following for the period shown:

▪
Your Account Value is allocated to the Sub-account with both the maximum and minimum total annual portfolio operating expenses (before any fee waiver or expense reimbursement) and those expenses remain the same each year.

▪	For each charge, we deduct the maximum charge.

▪	You make no withdrawals of Account Value.

▪	You make no transfers, or other transactions for which we charge a fee.

▪	No tax charge applies.

▪	You elect the optional Return of Purchase Payments Death Benefit at issue.
Amounts shown in the examples are rounded to the nearest dollar.
THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHETHER YOU ELECT THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT; (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.
For contracts issued before August 24, 2015, Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,305	$2,399	$3,470	$5,796	$952	$1,365	$1,792	$2,677
If you annuitize your annuity at the end of the applicable time period: [1]	$605	$1,799	$2,970	$5,796	$252	$765	$1,292	$2,677
If you do not surrender your annuity:	$605	$1,799	$2,970	$5,796	$252	$765	$1,292	$2,677

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$630	$1,869	$3,079	$5,980	$277	$840	$1,417	$2,925
If you annuitize your annuity at the end of the applicable time period: [1]	$630	$1,869	$3,079	$5,980	$277	$840	$1,417	$2,925
If you do not surrender your annuity:	$630	$1,869	$3,079	$5,980	$277	$840	$1,417	$2,925
1 Your ability to annuitize in the first Annuity Year may be limited.

For contracts issued on or after August 24, 2015 and applications signed before August 8, 2016, Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,310	$2,413	$3,492	$5,833	$957	$1,380	$1,817	$2,727
If you annuitize your annuity at the end of the applicable time period: [1]	$610	$1,813	$2,992	$5,833	$257	$780	$1,317	$2,727
If you do not surrender your annuity:	$610	$1,813	$2,992	$5,833	$257	$780	$1,317	$2,727

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
If you annuitize your annuity at the end of the applicable time period: [1]	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
If you do not surrender your annuity:	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
1 Your ability to annuitize in the first Annuity Year may be limited.
For Applications signed on or after August 8, 2016, Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,310	$2,413	$3,492	$5,833	$957	$1,380	$1,817	$2,727
If you annuitize your annuity at the end of the applicable time period: [1]	$610	$1,813	$2,992	$5,833	$257	$780	$1,317	$2,727
If you do not surrender your annuity:	$610	$1,813	$2,992	$5,833	$257	$780	$1,317	$2,727

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
If you annuitize your annuity at the end of the applicable time period: [1]	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
If you do not surrender your annuity:	$635	$1,882	$3,100	$6,016	$282	$855	$1,442	$2,975
1 Your ability to annuitize in the first Annuity Year may be limited.

SUMMARY
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.
This prospectus describes two different Annuities. The Annuities differ primarily in the fees and charges deducted. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon and liquidity needs.
You and your Financial Professional may want to discuss and consider the following factors when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

▪	Your age;

▪	The amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity;

▪	How long you intend to hold the Annuity (also referred to as “investment time horizon”);

▪	Your desire to make withdrawals from the Annuity and the timing of those withdrawals;

▪	Your investment objectives;

▪	The guarantees that an optional benefit may provide; and

▪	Your desire to minimize costs and/or maximize return associated with the Annuity.
You can compare the costs of the B Series and C Series by examining the section in this prospectus entitled “Summary of Contract Fees and Charges”. There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.
Please see Appendix B “Selecting the Variable Annuity That’s Right For You,” for a side-by-side comparison of the key features of each of these Annuities.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: In order to purchase an Annuity, you must be no older than age 85. In addition, in order to purchase the optional Return of Purchase Payments Death Benefit, you must be no older than age 79. Also, we require a minimum initial purchase payment of $10,000. See your Financial Professional to complete an application.
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing One of the Annuities” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Each of the underlying Portfolios is described in its own summary Prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.

Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (B Series only discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may also elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive fixed annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. For both Annuities, the Basic Death Benefit is the Annuity’s Account Value on the date of Due Proof of Death. Please see “Death Benefits” for more information. For an additional charge, you may elect the Return of Purchase Payments Death Benefit. This optional benefit is discussed in more detail later in this Prospectus.
Fees and Charges: Both Annuities, and the Return of Purchase Payments Death Benefit are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this Prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59½, you also may be subject to a 10% federal tax penalty.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect the Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus in “Restrictions on Transfers Between Investment Options.”
Other Information: Please see “Other Information” for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under both Annuities consist of the Sub-accounts. In this section, we describe the Portfolios in which the Sub-accounts invest. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. If your Annuity was issued before August 24, 2015, however, certain Portfolios are not available to you if you elected the Return of Purchase Payments Death Benefit. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
As a condition of electing the Return of Purchase Payments Death Benefit, you are restricted from investing in certain Sub-accounts.
VARIABLE INVESTMENT OPTIONS
Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the Prospectus for any underlying Portfolio in which you are interested. The Investment Objectives chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.
Not all Portfolios offered as Sub-accounts may be available to you depending on your election of the optional death benefit. Thus, if you elect the optional death benefit, you would be precluded from investing in certain Portfolios. Please see “Limitations with the Optional Return of Purchase Payments Death Benefit” later in this prospectus.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Portfolios"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater revenue earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider whether the Portfolio’s objectives and investment strategy create additional risk to us in light of the guaranteed benefits provided by the Annuity.
The following Portfolios are available with the Prudential Premier® Investment Variable Annuity:

AST BlackRock Multi-Asset Income
AST Columbia Adaptive Risk Allocation
AST Emerging Managers Diversified
AST FQ Absolute Return Currency
AST Franklin Templeton K2 Global Absolute Return
AST Goldman Sachs Global Growth Allocation
AST Jennison Global Infrastructure
AST Prudential Flexible Multi-Strategy
AST T. Rowe Price Diversified Real Growth

The Prudential Premier® Investment Variable Annuity offers certain Sub-accounts that invest in underlying Portfolios that are also available in other variable annuity contracts we offer. Those Portfolios are listed below.

AST AB Global Bond
AST AQR Emerging Markets Equity
AST AQR Large-Cap
AST BlackRock Low Duration Bond
AST BlackRock/Loomis Sayles Bond
AST ClearBridge Dividend Growth
AST Cohen & Steers Realty
AST Global Real Estate
AST Goldman Sachs Global Income
AST Goldman Sachs Large-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Goldman Sachs Small-Cap Value
AST Goldman Sachs Strategic Income
AST Government Money Market
AST High Yield
AST Hotchkis & Wiley Large-Cap Value
AST International Growth
AST International Value
AST Jennison Large-Cap Growth
AST Loomis Sayles Large-Cap Growth
AST Lord Abbett Core Fixed Income
AST Managed Alternatives
AST Managed Fixed Income
AST Managed Equity
AST Morgan Stanley Multi-Asset
AST MFS Global Equity
AST MFS Growth
AST MFS Large-Cap Value
AST Neuberger Berman Long/Short
AST Neuberger Berman/LSV Mid-Cap Value
AST Parametric Emerging Markets Equity
AST Prudential Core Bond
AST QMA International Core Equity
AST QMA Large-Cap
AST QMA US Equity Alpha
AST Quantitative Modeling
AST Small-Cap Growth
AST Small-Cap Growth Opportunities
AST Small-Cap Value
AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Large-Cap Value
AST T. Rowe Price Natural Resources
AST Templeton Global Bond
AST WEDGE Capital Mid-Cap Value
AST Wellington Management Global Bond
AST Wellington Management Real Total Return
AST Western Asset Core Plus Bond
AST Western Asset Emerging Markets Debt
BackRock Global Allocation V.I. Fund – (Class III)
JPMorgan Insurance Trust Income Builder Portfolio – (Class 2)
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the sub-accounts for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this Prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your Prudential Premier® Investment Variable Annuity. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the sub-accounts and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Prudential Premier® Investment Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
Please see the Additional Information section, under the heading concerning “Fees and Payments Received by Pruco Life of New Jersey” for a discussion of fees that we may receive from the Portfolios and/or their service providers.
The following table contains limited information about the Portfolios. Before selecting an Investment Option you should carefully review the summary Prospectuses and/or Prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary Prospectuses and Prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST AB Global Bond Portfolio	Seeks to generate current income consistent with preservation of capital.	AllianceBernstein L.P.
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock Multi-Asset Income Portfolio	Seeks to maximize current income with consideration for capital appreciation.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Columbia Adaptive Risk Allocation Portfolio	Pursue consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers, LLC
AST Emerging Managers Diversified Portfolio	Seeks total return.	Dana Investment Advisors, Inc Longfellow Investment Management Co. LLC.
AST FQ Absolute Return Currency Portfolio	Seeks absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.
AST Franklin Templeton K2 Global Absolute Return Portfolio	Seeks capital appreciation with reduced market correlation.	K2/D&S Management Co., L.L.C. Franklin Advisers, Inc. Templeton Global Advisers Limited
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	PGIM Real Estate
AST Goldman Sachs Global Growth Allocation Portfolio*	Seeks total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Goldman Sachs Global Income Portfolio	Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Strategic Income Portfolio	Seeks total return.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Jennison Global Infrastructure Portfolio	Seeks total return.	Jennison Associates LLC
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST Managed Alternatives Portfolio	Seeks long-term capital appreciation with a focus on downside protection.	PGIM Investments LLC
AST Managed Equity Portfolio	Seeks to provide capital appreciation.	PGIM Investments LLC Quantitative Management Associates LLC
AST Managed Fixed Income Portfolio	Seeks total return.	PGIM Investments LLC Quantitative Management Associates LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Morgan Stanley Multi-Asset Portfolio	Seeks total return.	Morgan Stanley Investment Management, Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers LLC
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Flexible Multi-Strategy Portfolio	Seeks to provide capital appreciation.	Jennison Associates, LLC PGIM Fixed Income Quantitative Management Associates, LLC
AST QMA International Core Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC Quantitative Management Associates LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Diversified Real Growth Portfolio	Seeks long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. T. Rowe Price International Ltd. T. Rowe Price International Ltd. - Tokyo T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Global Bond Portfolio	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged).	Wellington Management Company LLP
AST Wellington Management Real Total Return Portfolio	Seeks long-term real total return.	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return.	BlackRock Advisors, LLC
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management, Inc.
PGIM Fixed Income was formerly known as Prudential Fixed Income. PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC was formerly known as Prudential Investments LLC.
PGIM Real Estate was formerly known as Prudential Real Estate Investors (PREI). PGIM Real Estate is a business unit of PGIM, Inc.
LIMITATIONS WITH THE OPTIONAL RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
If your Annuity was issued on or after August 24, 2015, these limitations do not apply. If your Annuity was issued before August 24, 2015, as a condition of electing the Return of Purchase Payments Death Benefit, we limit the Investment Options to which you may allocate your Account Value. If you elect the Return of Purchase Payments Death Benefit, only the following Investment Options are available to you which you may allocate your Account Value:
AST BlackRock Multi-Asset Income
AST Goldman Sachs Global Growth Allocation
AST Managed Fixed Income
AST Prudential Flexible Multi-Strategy
AST Quantitative Modeling
AST T. Rowe Price Diversified Real Growth

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Total Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Total Insurance Charge. To the extent we make a profit on the Total Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”) (FOR B SERIES ONLY): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this Prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this Prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:

▪	five years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

▪	the free withdrawal amount is $7,500 (10% of $75,000);

▪	the applicable CDSC is 5%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 5% CDSC. The CDSC in this example is 5% of $42,500, or $2,125.
Gross Withdrawal or Net Withdrawal. You can request either a gross withdrawal or a net withdrawal. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

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If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,125 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x 0.05 = $2,125). You would receive $47,875 ($50,000 –

$2,125). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).

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If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.05) = $44,736.84. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,236.84. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,236.84 from your Account Value, resulting in remaining Account Value of $32,763.16.

Example 2
Assume the following:

▪	you took the withdrawal described above as a gross withdrawal;

▪	two years after the withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);

▪	the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

▪	the applicable CDSC in Annuity Year 7 is now 3%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $125 and you will receive $9,875.
On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value. As CDSC is calculated as a percentage of Purchase Payments being withdrawn, withdrawals in certain scenarios will result in a higher dollar charge than if CDSC was calculated as a percentage of your Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts on a pro rata basis. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.
Tax Charge: We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.
Total Insurance Charge: The Total Insurance Charge is comprised of two component charges – the Account Value Based Insurance Charge and the Premium Based Insurance Charge as described below.

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Account Value Based Insurance Charge – is charged daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed daily as a percentage of the net assets of the Sub-accounts.

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Premium Based Insurance Charge – is calculated and charged on each Quarterly Annuity Anniversary and is determined by multiplying the “Charge Basis” (described below) as of the Valuation Day immediately prior to the Quarterly Annuity Anniversary on which the charge is processed by the Premium Based Insurance Charge rate shown in the “Summary of Contract Fees and Charges.” The charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the charge is due.
The Total Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and Prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
For the Premium Based Insurance Charge, the Charge Basis is initially equal to the sum of all Purchase Payments on the Issue Date of the Annuity. The Charge Basis increases by the amount of any additional Purchase Payment. The Charge Basis may be reduced if you make a withdrawal. When we calculate the Charge Basis, we do not deduct any applicable fees, taxes or charges from the Purchase Payment.
The Charge Basis is reduced by the withdrawal amount less any positive growth in the Annuity, where growth is calculated by taking the Account Value immediately prior to the withdrawal and subtracting the Charge Basis. In no case will the growth be less than zero. If the withdrawal amount is less than the growth in the Annuity, then the Charge Basis will not be reduced.
Examples of the Charge Basis

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Example 1: Assume you make an initial Purchase Payment of $75,000. Assume you make an additional Purchase Payment of $25,000 in the second Annuity Year. Your new Charge Basis will be $100,000 ($75,000 + $25,000 = $100,000).

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Example 2: Assume your Charge Basis is $125,000 and your Account Value is $150,000. You decide to take a partial withdrawal of $30,000. We will reduce your Charge Basis by $5,000 (Account Value of $150,000 – Charge Basis of $125,000 = $25,000; then, the partial withdrawal amount of $30,000 – $25,000 = $5,000.00) to equal your new Charge Basis of $120,000.

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Example 3: Assume your Charge Basis is $100,000 and your Account Value is $90,000. You decide to take a partial withdrawal of $25,000. We will reduce your Account Value and Charge Basis by $25,000. In this example, the Account Value is less than the Charge Basis, which means that there has been a decrease in your Account Value due to negative performance of the investment options. As a result of the partial withdrawal, your new Charge Basis is $75,000.

A Premium Based Insurance Charge is not deducted: (a) on or after the Annuity Date; (b) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (c) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity). If the Quarterly Annuity Anniversary is not on a Valuation Day, we will deduct the Premium Based Insurance Charge on the next Valuation Day.
We will take the Premium Based Insurance Charge pro rata from each of the Sub-accounts every quarter. We will only deduct that portion of the Premium Based Insurance Charge that does not reduce the Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Insurance Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Account Value to fall below the immediately-referenced Account Value “floor.” The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, or CDSC.
Optional Return of Purchase Payments Death Benefit Charge: If you elect to purchase the optional death benefit, we will deduct an additional charge. The additional charge for the optional Return of Purchase Payments Death Benefit is comprised of an Account Value based charge assessed daily and a premium based charge assessed quarterly. See the section of the Prospectus entitled, “Summary of Contract Fees and Charges.”
Fees and Expenses Incurred by the Portfolios: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each portfolio’s net assets, and reflected daily by each portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary Prospectuses and Prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC (B Series only) or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Total Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. The current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000 for both Annuities. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Additionally, we will not permit election of any optional death benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If the optional Return of Purchase Payments Death Benefit is elected, we must receive the application in Good Order before the oldest of the Owner(s) and Annuitant(s) turns 80 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not choose to allocate Account Value. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00, as described in more detail in the “Initial Purchase Payment” section above.
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the “Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this Prospectus and receive distributions that are required by the tax laws.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B . We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70½. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Total Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum. Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect the optional Return of Purchase Payments Death Benefit.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. For Annuities issued prior to August 24, 2015, investment restrictions will apply if you elect optional benefits. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Office. However if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based.
As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪
a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant and you have elected the Return of Purchase Payments Death Benefit, the change may affect the amount of the Death Benefit. See “Death Benefits” later in the prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions on Transfers Between Investment Options.” We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program dollar cost averaging program or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”; (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer; and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an

Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio’s portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪
With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

▪
We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying portfolio's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
FREE WITHDRAWAL AMOUNTS (B SERIES ONLY)
The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

▪
The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

▪	You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

▪
Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

▪
Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this Prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3.	Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.

Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions. If you provide no instructions, we will take the withdrawal from your Sub-accounts in the same proportion that each such Investment Option represents to your total Account Value.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
We will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of Section 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% penalty.
Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your B Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% tax penalty and other tax consequences – see “Tax Considerations” later in this Prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪
If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	We must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

▪	no additional Purchase Payments can be made to the Annuity.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

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first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you will no longer receive the Death Benefits described below.
Please note that you may not annuitize within the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. However, Options 1 and 2 above will always remain available. The additional options we currently offer are:

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Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

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Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

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Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this Prospectus to reflect the change. We reserve the right to make available other annuity options.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Both Annuities provide a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”. A Death Benefit is payable only if your Account Value at the time of the decedent’s death is greater than zero.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72( s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this Prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit is reduced by the Total Insurance Charge and subject to market fluctuations.
The amount of the Death Benefit is equal to the Account Value on the date we receive Due Proof of Death. We call this the “Basic Death Benefit.”
OPTIONAL DEATH BENEFIT – THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
For an additional charge, both Annuities provide an optional death benefit called the Return of Purchase Payments Death Benefit, which must be elected at the time you purchase the Annuity. This is referred to as the Return of Adjusted Purchase Payments Death Benefit Rider and will be attached to your Annuity contract once issued. You must be no older than age 79 to elect this optional benefit. Once elected, this optional benefit cannot be cancelled at a later date. Additionally, if your Annuity was issued before August 24, 2015 and you elected the Return of Purchase Payments Death Benefit, certain investment options are not available to invest in or to transfer from. Please see the “Investment Options” section of this Prospectus.
The amount of the death benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:

▪	The Return of Purchase Payments Amount, defined below; AND

▪	The Account Value on the date we receive Due Proof of Death.
Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment amount is equal to the sum of all Adjusted Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:

▪	Increased by additional Adjusted Purchase Payments allocated to the Annuity, and

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Reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal).

EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT: There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.

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Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death. Although we do not currently limit the Death Benefit to the Account Value, if we decide to do so, the beneficiaries designated under your Annuity would receive an amount equal to the Account Value and not an amount equal to the greater of the Return of Purchase Payment amount and the Account Value.

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Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the optional Return of Purchase Payments Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value on the date we receive Due Proof of Death. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the Prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

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Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts pro rata. For the B Series, no CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. The Premium Based Insurance Charge will continue to be assessed upon spousal continuation.
Subsequent to spousal continuation, the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death.
If you elected the Return of Purchase Payments Death Benefit, then upon spousal continuation, the Account Value is increased, if necessary, to equal the greater of:

▪	The Return of Purchase Payments Amount; and

▪	The Basic Death Benefit.
Any increase to the Account Value will be allocated on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which are you not permitted to electively allocate or transfer Account Value. If the Account Value in those permitted Sub-accounts is zero, we will allocate the additional amount to a money market Investment Option.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5-year deadline”); or

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as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5-year deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

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If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death (the “Qualified 5-year deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5-year deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

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If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5-year deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted thereafter and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5-year deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

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If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax adviser.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Account Value Based Insurance Charge and the additional charge of the Return of Purchase Payment Death Benefit, if elected.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.
Scheduled Transactions: Scheduled transactions include transfers under the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
Same Sex Marriages, Civil Unions and Domestic Partnerships
The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. Generally, the maximum Annuity Date is the first day of the calendar month next following the Owner’s or Annuitant’s 95th birthday. However, this date may vary by state. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Generally, the maximum Annuity Date is the first day of the calendar month next following the Owner’s or Annuitant’s 95th birthday. However, this date may vary by state.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five-years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an annuity payment option you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within five-years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within five-years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional death benefit described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional benefit violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72 (s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five-years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program so that charges for investment advisory fees that are taken from a qualified Annuity with no living benefit are not taxable.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2017 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $54,000 in 2017, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2017, this limit is $270,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2017 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017 . These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2017. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

New Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five-years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

OTHER INFORMATION
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International, Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct.
Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2016, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.00 to approximately $237,431.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any Prospectus, Prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and auto rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC (“LPL”) through LPL’s Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL’s platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL’s financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers’ variable annuities actually will be used in any client account.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2016) received compensation with respect to our annuity business generally during 2016 (or as to which a payment amount was accrued during 2016). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2016 retrospective depiction. During 2016, non-cash compensation received by Firms and Entities ranged from $27.78 to $602,264.01. During 2016, cash compensation received by Firms ranged from $71.45 to $9,137,323.40.
All of the Firms and Entities listed below received non-cash compensation during 2016. In addition, Firms in bold also received cash compensation during 2016.

1st Global Capital Corp.	First Allied Securities Inc	Pacific Life Insurance Company
Advisor Group	First Citizens Bank	Packerland Brokerage Svcs,Inc
Aegon Transamerica	First Financial Services	Park Avenue Securities, LLC
Afore Met Life	First Heartland Capital, Inc.	Parkland Securities
AFS Brokerage, Inc.	First Protective Insurance Group	People's Securities
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PEPCO Holdings
AIG Advisor Group	Foothill Securities, Inc.	PIMCO
Allegheny Investments LTD.	Foresters Equity Services Inc.	PlanMember Securities Corp.
Allegis Insurance Agency, Inc.	Fortune Financial Services, Inc.	PNC Bank
Allen & Company of Florida, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Alliance Bernstein L.P.	Franklin Square Capital Partners	Principal Financial Group
Allianz	Franklin Templeton	ProEquities
Allstate Financial Srvcs, LLC	FSC Securities Corp.	Prospera Financial Services, Inc.
ALPS Distributors, Inc.	Garden State Securities, Inc.	Prudential Annuities
AMERICAN PORTFOLIO FIN SVCS INC	GCG Financial	Purshe Kaplan Sterling Investments
Ameritas Investment Corp.	Geneos Wealth Management, Inc.	Questar Capital Corporation
Anchor Bay Securities, LLC	Goldman Sachs & Co.	Raymond James Financial Svcs
Annuity Partners	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
AON	H. Beck, Inc.	RCM&D Inc.
AQR Capital Management	H.D. Vest Investment	Resource Horizon Group, LLC
Arete Wealth Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arlington Securities, Inc.	Harbour Investment, Inc.	RNR Securities, L.L.C.
Astoria Federal Savings	HBW Securities, Inc.	Robert W. Baird & Co., Inc.
AXA Advisors, LLC	Hornor, Townsend & Kent, Inc.	Royal Alliance Associates
Ballew Investments	HSBC	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Independent Financial Grp, LLC	Sammons Securities Co., LLC
Bank of the West	Individual Client	Santander
BBVA Compass Investment Solutions, Inc.	Infinex Financial Group	Saxony Securities, Inc.
BCG Securities, Inc.	Insured Retirement Institute	Schroders Investment Management
Berthel Fisher & Company	Intervest International	Scott & Stringfellow
BlackRock Financial Management Inc.	Invest Financial Corporation	Securian Financial Svcs, Inc.
BOSC, Inc.	Investacorp	Securities America, Inc.
Broker Dealer Financial Services	Investment Professionals	Securities Service Network
Brokers International	Investors Capital Corporation	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	J.J.B. Hilliard Lyons, Inc.	Signator Investors, Inc.

Calton & Associates, Inc	J.P. Morgan	SII Investments, Inc.
Cambridge Advisory Group	J.W. Cole Financial, Inc.	Sorrento Pacific Financial LLC
Cambridge Investment Research, Inc.	Janney Montgomery Scott, LLC.	Specialized Schedulers
CAPE SECURITIES, INC.	Jennison Associates, LLC	Sterling Monroe Securities, LLC
Capital Analysts	Jennison Dryden Mutual Funds	Sterne Agee Financial Services, Inc.
Capital Financial Services	John Hancock	Stifel Nicolaus & Co.
Capital Investment Group, Inc.	Kestra Financial, Inc.	Strategic Advisors, Inc.
Capitol Securities Management, Inc.	KEY INVESTMENT SERVICES LLC	STRATEGIC FIN ALLIANCE INC
Castle Rock Investment Company	KMS Financial Services, Inc.	Summit Brokerage Services, Inc
CCF Investments, Inc.	Kovack Securities, Inc.	Sunbelt Business Advisors
CCO Investment Services Corp	LANC	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	LaSalle St. Securities, LLC	Sunset Financial Services, Inc
Cetera Advisor Network LLC	LAX-Prudential	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Legend Equities Corporation	SWBC Investment Services
Cetera Investment Services	Legg Mason	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lewis Financial Group, L.C.	TFS Securities, Inc.
CHAR	Lincoln Financial Advisors	The Investment Center
Citigroup Global Markets Inc.	Lincoln Financial Securities Corporation	The O.N. Equity Sales Co.
Citizens Bank and Trust Company	Lincoln Investment Planning	The Prudential Insurance Company of America
Client One Securities LLC	Lion Street	The Strategic Financial Alliance Inc.
CMDA	LPL Financial Corporation	Touchstone Investments
COMERICA SECURITIES, INC.	M and T Bank Corporation	TransAmerica Financial Advisors, Inc.
Commonwealth Financial Network	Mass Mutual Financial Group	Triad Advisors, Inc.
Comprehensive Asset Management	Merrill Lynch, P,F,S	Trustmont Financial Group, Inc.
Coordinated Capital Securities Inc	MetLife	UBS Financial Services, Inc.
COPA	MFS	Umpqua Investments
Country Financial	MML Investors Services, Inc.	United Planners Fin. Serv.
Craig Schubert	Money Concepts Capital Corp.	US Bank
Creative Capital	Morgan Stanley Smith Barney	USA Financial Securities Corp.
Crescent Securities Group	Mountain Development	VALIC Financial Advisors, Inc
Crown Capital Securities, L.P.	Mutual of Omaha Bank	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	National Planning Corporation	WADDELL & REED INC.
CUSO Financial Services, L.P.	National Securities Corp.	WAYNE HUMMER INVESTMENTS LLC
David Lerner and Associates	Neuberger Berman	Wedbush Morgan Securities
Eaton Vance	Newbridge Securities Corp.	Wellington Asset Mgt.
Edward Jones & Co.	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Equity Services, Inc.	NFP (National Financial Partners Corporation)	WELLS FARGO ADVISORS LLC - WEALTH
Fidelity Investments	NOCA	WFG Investments, Inc.
Fifth Third Securities, Inc.	North Ridge Securities Corp.	Wintrust Financial Corporation
Financial Planning Consultants	Omnivest, Inc.	Woodbury Financial Services
Financial Security Management, Inc.	OneAmerica Securities, Inc.	World Equity Group, Inc.
Financial West Group	OPPENHEIMER & CO, INC.
The Firms listed below received cash compensation during 2016 but did not receive any non-cash compensation.

BB&T Investment Services, Inc.
Capital One Investment Services, LLC
Investment Centers of America
M Holdings Securities, Inc
PNC Investments, LLC
Raymond James & Associates
Wall Street Financial Group
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages . It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline a feature that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to your election of contract features.
Here, we set forth the historical Unit values. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown.

PREMIER INVESTMENT VARIABLE ANNUITY B SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AB Global Bond Portfolio
07/13/2015* to 12/31/2015	$9.99955	$10.05358	17,799
01/01/2016 to 12/31/2016	$10.05358	$10.51420	87,235
AST AQR Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$10.02463	$9.81901	3,617
01/01/2015 to 12/31/2015	$9.81901	$8.24911	15,573
01/01/2016 to 12/31/2016	$8.24911	$9.30035	34,822
AST AQR Large-Cap Portfolio
04/28/2014 to 12/31/2014	$11.85417	$13.19717	3,926
01/01/2015 to 12/31/2015	$13.19717	$13.35121	13,768
01/01/2016 to 12/31/2016	$13.35121	$14.69891	33,042
AST BlackRock Low Duration Bond Portfolio
04/28/2014 to 12/31/2014	$10.50535	$10.43586	41,596
01/01/2015 to 12/31/2015	$10.43586	$10.42842	150,016
01/01/2016 to 12/31/2016	$10.42842	$10.54071	234,853
AST BlackRock Multi-Asset Income Portfolio
04/28/2014 to 12/31/2014	$9.99955	$9.97233	31,786
01/01/2015 to 12/31/2015	$9.97233	$9.51131	248,704
01/01/2016 to 12/31/2016	$9.51131	$10.10941	324,714
AST BlackRock/Loomis Sayles Bond Portfolio
04/28/2014 to 12/31/2014	$11.58970	$11.82336	44,766
01/01/2015 to 12/31/2015	$11.82336	$11.51040	211,899
01/01/2016 to 12/31/2016	$11.51040	$11.93115	313,978
AST Boston Partners Large-Cap Value Portfolio
07/13/2015* to 12/31/2015	$16.32478	$15.28914	6,842
01/01/2016 to 12/31/2016	$15.28914	$17.29501	22,340
AST ClearBridge Dividend Growth Portfolio
04/28/2014 to 12/31/2014	$12.10106	$13.30316	5,896
01/01/2015 to 12/31/2015	$13.30316	$12.75751	21,413
01/01/2016 to 12/31/2016	$12.75751	$14.57703	61,655
AST Cohen & Steers Realty Portfolio
04/28/2014 to 12/31/2014	$16.74416	$19.35793	7,853
01/01/2015 to 12/31/2015	$19.35793	$20.18398	70,215
01/01/2016 to 12/31/2016	$20.18398	$21.03941	147,947
AST Columbia Adaptive Risk Allocation Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.61469	9,620
01/01/2016 to 12/31/2016	$9.61469	$10.48442	74,356
AST Emerging Managers Diversified Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.70442	8,211
01/01/2016 to 12/31/2016	$9.70442	$9.98836	30,322
AST FQ Absolute Return Currency Portfolio
04/28/2014 to 12/31/2014	$9.99955	$9.71324	593
01/01/2015 to 12/31/2015	$9.71324	$9.10501	11,936
01/01/2016 to 12/31/2016	$9.10501	$10.42474	32,496

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton K2 Global Absolute Return
04/28/2014 to 12/31/2014	$9.99955	$9.66342	33,082
01/01/2015 to 12/31/2015	$9.66342	$9.28336	158,456
01/01/2016 to 12/31/2016	$9.28336	$9.44923	238,083
AST Global Real Estate Portfolio
04/28/2014 to 12/31/2014	$15.16885	$16.35228	5,530
01/01/2015 to 12/31/2015	$16.35228	$16.24773	18,788
01/01/2016 to 12/31/2016	$16.24773	$16.30301	27,535
AST Goldman Sachs Global Growth Allocation Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.25115	33,948
01/01/2015 to 12/31/2015	$10.25115	$10.09574	154,173
01/01/2016 to 12/31/2016	$10.09574	$10.61179	182,560
AST Goldman Sachs Global Income Portfolio
07/13/2015* to 12/31/2015	$9.99955	$10.11344	3,932
01/01/2016 to 12/31/2016	$10.11344	$10.40509	16,072
AST Goldman Sachs Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$16.56143	$18.19491	21,033
01/01/2015 to 12/31/2015	$18.19491	$17.25882	102,329
01/01/2016 to 12/31/2016	$17.25882	$19.14490	129,685
AST Goldman Sachs Mid-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$17.01801	$19.32676	19,929
01/01/2015 to 12/31/2015	$19.32676	$18.12783	87,620
01/01/2016 to 12/31/2016	$18.12783	$18.32469	141,592
AST Goldman Sachs Small-Cap Value Portfolio
04/28/2014 to 12/31/2014	$18.37854	$19.82864	15,635
01/01/2015 to 12/31/2015	$19.82864	$18.63624	42,906
01/01/2016 to 12/31/2016	$18.63624	$23.03969	63,420
AST Goldman Sachs Strategic Income Portfolio
04/28/2014 to 12/31/2014	$9.99955	$9.73320	5,630
01/01/2015 to 12/31/2015	$9.73320	$9.46158	12,113
01/01/2016 to 12/31/2016	$9.46158	$9.50832	33,631
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/28/2014 to 12/31/2014	$9.77942	$9.74274	21,798
01/01/2015 to 12/31/2015	$9.74274	$9.68853	126,733
01/01/2016 to 12/31/2016	$9.68853	$9.63439	212,806
AST High Yield Portfolio
04/28/2014 to 12/31/2014	$13.88713	$13.75375	20,129
01/01/2015 to 12/31/2015	$13.75375	$13.19073	95,183
01/01/2016 to 12/31/2016	$13.19073	$15.13787	189,322
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$17.32745	$18.72158	9,261
01/01/2015 to 12/31/2015	$18.72158	$17.15979	28,287
01/01/2016 to 12/31/2016	$17.15979	$20.45910	56,630
AST International Growth Portfolio
04/28/2014 to 12/31/2014	$13.41843	$13.13220	17,687
01/01/2015 to 12/31/2015	$13.13220	$13.47109	69,904
01/01/2016 to 12/31/2016	$13.47109	$12.89093	123,621
AST International Value Portfolio
04/28/2014 to 12/31/2014	$12.96383	$12.14911	20,311
01/01/2015 to 12/31/2015	$12.14911	$12.18112	53,025
01/01/2016 to 12/31/2016	$12.18112	$12.18450	118,648

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST IVY Asset Strategy Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.13591	32,534
01/01/2016 to 06/24/2016	$9.13591	$8.99080	0
AST Jennison Global Infrastructure Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.41061	5,077
01/01/2015 to 12/31/2015	$10.41061	$9.28317	51,204
01/01/2016 to 12/31/2016	$9.28317	$9.98109	100,982
AST Jennison Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$16.23232	$18.48089	13,909
01/01/2015 to 12/31/2015	$18.48089	$20.33378	68,552
01/01/2016 to 12/31/2016	$20.33378	$19.92584	120,440
AST Loomis Sayles Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$16.70216	$18.80146	10,070
01/01/2015 to 12/31/2015	$18.80146	$20.58128	37,236
01/01/2016 to 12/31/2016	$20.58128	$21.60939	60,291
AST Lord Abbett Core Fixed Income Portfolio
04/28/2014 to 12/31/2014	$12.64191	$13.02948	39,144
01/01/2015 to 12/31/2015	$13.02948	$12.88212	177,596
01/01/2016 to 12/31/2016	$12.88212	$13.14469	390,125
AST Managed Alternatives Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.65458	43,670
01/01/2016 to 12/31/2016	$9.65458	$9.69104	96,327
AST Managed Equity Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.29105	25,666
01/01/2015 to 12/31/2015	$10.29105	$10.08586	116,137
01/01/2016 to 12/31/2016	$10.08586	$10.55279	184,551
AST Managed Fixed Income Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.03217	15,932
01/01/2015 to 12/31/2015	$10.03217	$9.81846	93,405
01/01/2016 to 12/31/2016	$9.81846	$10.10947	198,619
AST MFS Global Equity Portfolio
04/28/2014 to 12/31/2014	$16.53185	$17.00090	26,235
01/01/2015 to 12/31/2015	$17.00090	$16.65978	90,224
01/01/2016 to 12/31/2016	$16.65978	$17.74651	139,416
AST MFS Growth Portfolio
04/28/2014 to 12/31/2014	$16.63924	$18.60599	7,534
01/01/2015 to 12/31/2015	$18.60599	$19.84126	32,277
01/01/2016 to 12/31/2016	$19.84126	$20.10933	47,635
AST MFS Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$13.75086	$15.01238	6,598
01/01/2015 to 12/31/2015	$15.01238	$14.82181	53,996
01/01/2016 to 12/31/2016	$14.82181	$16.72215	128,341
AST Morgan Stanley Multi-Asset Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.43510	2,718
01/01/2016 to 12/31/2016	$9.43510	$9.12556	14,620
AST Neuberger Berman Core Bond Portfolio
04/28/2014 to 12/31/2014	$10.40761	$10.63422	4,052
01/01/2015 to 10/16/2015	$10.63422	$10.69949	0
AST Neuberger Berman Long/Short Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.54482	14,589
01/01/2016 to 12/31/2016	$9.54482	$9.80979	34,155

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$17.07709	$19.30041	6,303
01/01/2015 to 10/16/2015	$19.30041	$19.96661	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
04/28/2014 to 12/31/2014	$18.63984	$20.60058	6,097
01/01/2015 to 12/31/2015	$20.60058	$19.33247	52,785
01/01/2016 to 12/31/2016	$19.33247	$22.73104	92,262
AST Parametric Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$11.06125	$10.37674	12,867
01/01/2015 to 12/31/2015	$10.37674	$8.59365	25,979
01/01/2016 to 12/31/2016	$8.59365	$9.60287	41,502
AST Prudential Core Bond Portfolio
04/28/2014 to 12/31/2014	$10.70932	$11.01361	20,353
01/01/2015 to 12/31/2015	$11.01361	$10.92367	247,995
01/01/2016 to 12/31/2016	$10.92367	$11.32083	350,163
AST Prudential Flexible Multi-Strategy Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.55012	56,362
01/01/2015 to 12/31/2015	$10.55012	$10.49212	349,248
01/01/2016 to 12/31/2016	$10.49212	$11.21314	519,022
AST QMA Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$9.58753	$9.40331	12,884
01/01/2015 to 12/31/2015	$9.40331	$7.77650	32,629
01/01/2016 to 12/31/2016	$7.77650	$8.42891	28,493
AST QMA International Core Equity Portfolio
07/13/2015* to 12/31/2015	$10.07281	$9.30695	6,093
01/01/2016 to 12/31/2016	$9.30695	$9.31038	12,018
AST QMA Large-Cap Portfolio
04/28/2014 to 12/31/2014	$12.11273	$13.48446	2,375
01/01/2015 to 12/31/2015	$13.48446	$13.61715	9,269
01/01/2016 to 12/31/2016	$13.61715	$15.01238	23,135
AST QMA US Equity Alpha Portfolio
04/28/2014 to 12/31/2014	$18.36932	$20.56057	3,299
01/01/2015 to 12/31/2015	$20.56057	$21.07713	42,504
01/01/2016 to 12/31/2016	$21.07713	$24.07306	120,511
AST Quantitative Modeling Portfolio
04/28/2014 to 12/31/2014	$12.31025	$13.00950	34,674
01/01/2015 to 12/31/2015	$13.00950	$12.95739	677,024
01/01/2016 to 12/31/2016	$12.95739	$13.70085	1,010,521
AST Small-Cap Growth Opportunities Portfolio
07/13/2015* to 12/31/2015	$21.02632	$18.69070	6,038
01/01/2016 to 12/31/2016	$18.69070	$20.01901	14,028
AST Small-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$17.55685	$19.46218	8,674
01/01/2015 to 12/31/2015	$19.46218	$19.50725	38,952
01/01/2016 to 12/31/2016	$19.50725	$21.74280	59,960
AST Small-Cap Value Portfolio
04/28/2014 to 12/31/2014	$17.20779	$18.23369	7,726
01/01/2015 to 12/31/2015	$18.23369	$17.35193	29,386
01/01/2016 to 12/31/2016	$17.35193	$22.29602	44,994

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Diversified Real Growth Portfolio
04/28/2014 to 12/31/2014	$9.99955	$10.36085	94,157
01/01/2015 to 12/31/2015	$10.36085	$10.28399	229,213
01/01/2016 to 12/31/2016	$10.28399	$10.97637	289,901
AST T. Rowe Price Equity Income Portfolio
04/28/2014 to 12/31/2014	$15.92130	$16.76074	20,869
01/01/2015 to 10/16/2015	$16.76074	$15.67660	0
AST T. Rowe Price Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$17.52164	$19.87769	28,309
01/01/2015 to 12/31/2015	$19.87769	$21.66279	108,492
01/01/2016 to 12/31/2016	$21.66279	$22.12505	197,035
AST T. Rowe Price Natural Resources Portfolio
04/28/2014 to 12/31/2014	$12.33990	$10.58621	16,715
01/01/2015 to 12/31/2015	$10.58621	$8.50107	75,348
01/01/2016 to 12/31/2016	$8.50107	$10.53532	135,853
AST Templeton Global Bond Portfolio
04/28/2014 to 12/31/2014	$10.88026	$10.81974	36,321
01/01/2015 to 12/31/2015	$10.81974	$10.26337	103,128
01/01/2016 to 12/31/2016	$10.26337	$10.65173	137,546
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$16.41115	$16.28751	3,593
01/01/2015 to 12/31/2015	$16.28751	$15.21579	8,172
01/01/2016 to 12/31/2016	$15.21579	$16.05960	10,980
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
04/28/2014 to 12/31/2014	$17.56567	$19.80782	8,528
01/01/2015 to 12/31/2015	$19.80782	$18.39726	21,445
01/01/2016 to 12/31/2016	$18.39726	$20.85670	23,410
AST Wellington Management Global Bond Portfolio
07/13/2015* to 12/31/2015	$9.99955	$10.10343	18,810
01/01/2016 to 12/31/2016	$10.10343	$10.31575	27,053
AST Wellington Management Real Total Return Portfolio
07/13/2015* to 12/31/2015	$9.99955	$9.39520	6,812
01/01/2016 to 12/31/2016	$9.39520	$9.00634	18,532
AST Western Asset Core Plus Bond Portfolio
04/28/2014 to 12/31/2014	$12.05496	$12.42713	9,234
01/01/2015 to 12/31/2015	$12.42713	$12.51159	186,549
01/01/2016 to 12/31/2016	$12.51159	$13.08358	271,168
AST Western Asset Emerging Markets Debt Portfolio
04/28/2014 to 12/31/2014	$9.88716	$9.60349	8,397
01/01/2015 to 12/31/2015	$9.60349	$9.25627	21,061
01/01/2016 to 12/31/2016	$9.25627	$10.18172	30,053
BlackRock Global Allocation V.I. Fund - Class III
08/24/2015* to 12/31/2015	$9.80446	$9.97066	88,448
01/01/2016 to 12/31/2016	$9.97066	$10.29328	216,559
JP Morgan Insurance Trust Income Builder Portfolio - Class 2
08/24/2015* to 12/31/2015	$9.78721	$9.98970	32,187
01/01/2016 to 12/31/2016	$9.98970	$10.55093	63,106
*Denotes the start date of these sub-accounts

PREMIER INVESTMENT VARIABLE ANNUITY B SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.70%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Multi-Asset Income Portfolio
04/28/2014 to 12/31/2014	$9.99942	$9.96196	38,902
01/01/2015 to 12/31/2015	$9.96196	$9.48695	72,018
01/01/2016 to 12/31/2016	$9.48695	$10.06851	39,830
AST Goldman Sachs Global Growth Allocation Portfolio
04/28/2014 to 12/31/2014	$9.99942	$10.24056	38,602
01/01/2015 to 12/31/2015	$10.24056	$10.07006	40,811
01/01/2016 to 12/31/2016	$10.07006	$10.56891	32,728
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/28/2014 to 12/31/2014	$9.99942	$9.95220	0
01/01/2015 to 12/31/2015	$9.95220	$9.88283	0
01/01/2016 to 12/31/2016	$9.88283	$9.81349	0
AST Managed Fixed Income Portfolio
04/28/2014 to 12/31/2014	$9.99942	$10.02171	87,498
01/01/2015 to 12/31/2015	$10.02171	$9.79358	105,872
01/01/2016 to 12/31/2016	$9.79358	$10.06866	103,155
AST Prudential Flexible Multi-Strategy Portfolio
04/28/2014 to 12/31/2014	$9.99942	$10.53920	43,193
01/01/2015 to 12/31/2015	$10.53920	$10.46540	70,213
01/01/2016 to 12/31/2016	$10.46540	$11.16764	62,957
AST Quantitative Modeling Portfolio
04/28/2014 to 12/31/2014	$9.99942	$10.55662	149,181
01/01/2015 to 12/31/2015	$10.55662	$10.49850	227,951
01/01/2016 to 12/31/2016	$10.49850	$11.08423	214,966
AST T. Rowe Price Diversified Real Growth Portfolio
04/28/2014 to 12/31/2014	$9.99942	$10.35011	46,036
01/01/2015 to 12/31/2015	$10.35011	$10.25784	88,508
01/01/2016 to 12/31/2016	$10.25784	$10.93205	55,099
*Denotes the start date of these sub-accounts

PREMIER INVESTMENT VARIABLE ANNUITY B SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.73%) (issued on or after 8/24/2015)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AB Global Bond Portfolio
08/24/2015 to 12/31/2015	$10.00927	$9.92428	4,587
01/01/2016 to 12/31/2016	$9.92428	$10.36023	13,057
AST AQR Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.62115	$9.87917	0
01/01/2016 to 12/31/2016	$9.87917	$11.11804	14,577
AST AQR Large-Cap Portfolio
08/24/2015 to 12/31/2015	$9.61772	$10.31617	1,127
01/01/2016 to 12/31/2016	$10.31617	$11.33697	6,491
AST BlackRock Low Duration Bond Portfolio
08/24/2015 to 12/31/2015	$9.99940	$9.93533	13,257
01/01/2016 to 12/31/2016	$9.93533	$10.02443	26,493
AST BlackRock Multi-Asset Income Portfolio
08/24/2015 to 12/31/2015	$9.84476	$9.87073	87,236
01/01/2016 to 12/31/2016	$9.87073	$10.47246	121,492
AST BlackRock/Loomis Sayles Bond Portfolio
08/24/2015 to 12/31/2015	$9.98370	$9.81694	22,852
01/01/2016 to 12/31/2016	$9.81694	$10.15731	50,806
AST Boston Partners Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59640	$9.98504	2,136
01/01/2016 to 12/31/2016	$9.98504	$11.27467	15,083
AST ClearBridge Dividend Growth Portfolio
08/24/2015 to 12/31/2015	$9.63853	$10.36545	214
01/01/2016 to 12/31/2016	$10.36545	$11.82238	12,520
AST Cohen & Steers Realty Portfolio
08/24/2015 to 12/31/2015	$9.52272	$10.50966	14,830
01/01/2016 to 12/31/2016	$10.50966	$10.93517	29,904
AST Columbia Adaptive Risk Allocation Portfolio
08/24/2015 to 12/31/2015	$9.79406	$9.87115	29,428
01/01/2016 to 12/31/2016	$9.87115	$10.74472	3,456
AST Emerging Managers Diversified Portfolio
08/24/2015 to 12/31/2015	$9.81364	$10.01474	3,645
01/01/2016 to 12/31/2016	$10.01474	$10.28925	9,420
AST FQ Absolute Return Currency Portfolio
08/24/2015 to 12/31/2015	$10.40599	$10.07218	0
01/01/2016 to 12/31/2016	$10.07218	$11.51129	4,100
AST Franklin Templeton K2 Global Absolute Return
08/24/2015 to 12/31/2015	$9.86095	$9.95233	10,116
01/01/2016 to 12/31/2016	$9.95233	$10.11179	24,024
AST Global Real Estate Portfolio
08/24/2015 to 12/31/2015	$9.53135	$10.05428	2,705
01/01/2016 to 12/31/2016	$10.05428	$10.07028	4,408
AST Goldman Sachs Global Growth Allocation Portfolio
08/24/2015 to 12/31/2015	$9.65079	$10.12253	60,086
01/01/2016 to 12/31/2016	$10.12253	$10.62083	76,310

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Global Income Portfolio
08/24/2015 to 12/31/2015	$9.99940	$9.99325	0
01/01/2016 to 12/31/2016	$9.99325	$10.26296	790
AST Goldman Sachs Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59731	$10.18207	28,181
01/01/2016 to 12/31/2016	$10.18207	$11.27444	33,546
AST Goldman Sachs Mid-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.63453	$9.83880	17,599
01/01/2016 to 12/31/2016	$9.83880	$9.92775	30,950
AST Goldman Sachs Small-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60542	$9.84065	4,873
01/01/2016 to 12/31/2016	$9.84065	$12.14384	19,211
AST Goldman Sachs Strategic Income Portfolio
08/24/2015 to 12/31/2015	$9.95799	$9.85997	549
01/01/2016 to 12/31/2016	$9.85997	$9.89071	21,543
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
08/24/2015 to 12/31/2015	$9.99940	$9.97360	51,695
01/01/2016 to 12/31/2016	$9.97360	$9.90066	39,843
AST High Yield Portfolio
08/24/2015 to 12/31/2015	$9.90472	$9.58403	19,669
01/01/2016 to 12/31/2016	$9.58403	$10.97887	50,863
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.55994	$9.70774	2,869
01/01/2016 to 12/31/2016	$9.70774	$11.55346	16,370
AST International Growth Portfolio
08/24/2015 to 12/31/2015	$9.65197	$10.36525	8,077
01/01/2016 to 12/31/2016	$10.36525	$9.90096	13,474
AST International Value Portfolio
08/24/2015 to 12/31/2015	$9.63243	$9.87060	7,484
01/01/2016 to 12/31/2016	$9.87060	$9.85556	13,974
AST IVY Asset Strategy Portfolio
08/24/2015 to 12/31/2015	$9.73566	$10.03927	975
01/01/2016 to 06/24/2016	$10.03927	$9.87122	0
AST Jennison Global Infrastructure Portfolio
08/24/2015 to 12/31/2015	$9.63014	$9.32650	0
01/01/2016 to 12/31/2016	$9.32650	$10.00966	58
AST Jennison Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.58850	$10.68262	21,245
01/01/2016 to 12/31/2016	$10.68262	$10.44939	37,170
AST Loomis Sayles Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.59600	$10.74493	6,388
01/01/2016 to 12/31/2016	$10.74493	$11.26133	20,990
AST Lord Abbett Core Fixed Income Portfolio
08/24/2015 to 12/31/2015	$10.00770	$9.86590	22,443
01/01/2016 to 12/31/2016	$9.86590	$10.04878	74,399
AST Managed Alternatives Portfolio
08/24/2015 to 12/31/2015	$9.97911	$9.79147	8,142
01/01/2016 to 12/31/2016	$9.79147	$9.81074	7,280

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Managed Equity Portfolio
08/24/2015 to 12/31/2015	$9.61364	$10.04261	12,616
01/01/2016 to 12/31/2016	$10.04261	$10.48852	20,940
AST Managed Fixed Income Portfolio
08/24/2015 to 12/31/2015	$9.94960	$9.84441	42,149
01/01/2016 to 12/31/2016	$9.84441	$10.11788	100,044
AST MFS Global Equity Portfolio
08/24/2015 to 12/31/2015	$9.65479	$10.03187	13,364
01/01/2016 to 12/31/2016	$10.03187	$10.66700	15,609
AST MFS Growth Portfolio
08/24/2015 to 12/31/2015	$9.60794	$10.52964	3,888
01/01/2016 to 12/31/2016	$10.52964	$10.65265	19,112
AST MFS Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60698	$10.18952	7,477
01/01/2016 to 12/31/2016	$10.18952	$11.47525	21,051
AST Morgan Stanley Multi-Asset Portfolio
08/24/2015 to 12/31/2015	$10.03984	$9.53988	0
01/01/2016 to 12/31/2016	$9.53988	$9.21021	0
AST Neuberger Berman Core Bond Portfolio
08/24/2015 to 10/16/2015	$9.99020	$10.04756	0
AST Neuberger Berman Long/Short Portfolio
08/24/2015 to 12/31/2015	$9.84476	$9.83983	1,447
01/01/2016 to 12/31/2016	$9.83983	$10.09492	33,067
AST Neuberger Berman Mid-Cap Growth Portfolio
08/24/2015 to 10/16/2015	$9.60448	$9.80886	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.58757	$9.68975	11,156
01/01/2016 to 12/31/2016	$9.68975	$11.37257	18,765
AST Parametric Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.53994	$9.59612	2,284
01/01/2016 to 12/31/2016	$9.59612	$10.70366	3,242
AST Prudential Core Bond Portfolio
08/24/2015 to 12/31/2015	$10.00823	$9.84134	17,353
01/01/2016 to 12/31/2016	$9.84134	$10.18086	40,574
AST Prudential Flexible Multi-Strategy Portfolio
08/24/2015 to 12/31/2015	$9.82959	$9.96416	72,120
01/01/2016 to 12/31/2016	$9.96416	$10.62960	120,423
AST QMA Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.54261	$9.72726	2,165
01/01/2016 to 12/31/2016	$9.72726	$10.52430	3,851
AST QMA International Core Equity Portfolio
08/24/2015 to 12/31/2015	$9.63701	$9.95406	0
01/01/2016 to 12/31/2016	$9.95406	$9.93980	15,166
AST QMA Large-Cap Portfolio
08/24/2015 to 12/31/2015	$9.61303	$10.44196	255
01/01/2016 to 12/31/2016	$10.44196	$11.49108	1,428
AST QMA US Equity Alpha Portfolio
08/24/2015 to 12/31/2015	$9.61644	$10.38891	9,002
01/01/2016 to 12/31/2016	$10.38891	$11.84422	25,048
AST Quantitative Modeling Portfolio
08/24/2015 to 12/31/2015	$9.69405	$10.11818	157,261
01/01/2016 to 12/31/2016	$10.11818	$10.67943	322,947

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
08/24/2015 to 12/31/2015	$9.57573	$9.67176	6,983
01/01/2016 to 12/31/2016	$9.67176	$10.34040	2,284
AST Small-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.61652	$9.63677	5,577
01/01/2016 to 12/31/2016	$9.63677	$10.72185	18,801
AST Small-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60619	$9.99775	5,658
01/01/2016 to 12/31/2016	$9.99775	$12.82324	27,793
AST T. Rowe Price Diversified Real Growth Portfolio
08/24/2015 to 12/31/2015	$9.69784	$10.07054	72,829
01/01/2016 to 12/31/2016	$10.07054	$10.72919	99,430
AST T. Rowe Price Equity Income Portfolio
08/24/2015 to 10/16/2015	$9.58889	$10.20018	0
AST T. Rowe Price Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.59475	$10.50591	19,693
01/01/2016 to 12/31/2016	$10.50591	$10.71078	32,588
AST T. Rowe Price Natural Resources Portfolio
08/24/2015 to 12/31/2015	$9.50197	$9.59147	5,950
01/01/2016 to 12/31/2016	$9.59147	$11.86528	22,896
AST Templeton Global Bond Portfolio
08/24/2015 to 12/31/2015	$9.78265	$10.15039	4,136
01/01/2016 to 12/31/2016	$10.15039	$10.51550	5,110
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59023	$9.98981	0
01/01/2016 to 12/31/2016	$9.98981	$10.52471	2,106
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.57936	$9.63033	2,593
01/01/2016 to 12/31/2016	$9.63033	$10.89798	17,647
AST Wellington Management Global Bond Portfolio
08/24/2015 to 12/31/2015	$10.00925	$9.95389	0
01/01/2016 to 12/31/2016	$9.95389	$10.14477	2,417
AST Wellington Management Real Total Return Portfolio
08/24/2015 to 12/31/2015	$9.79214	$9.73583	0
01/01/2016 to 12/31/2016	$9.73583	$9.31607	3,252
AST Western Asset Core Plus Bond Portfolio
08/24/2015 to 12/31/2015	$9.97329	$9.94754	27,182
01/01/2016 to 12/31/2016	$9.94754	$10.38350	36,921
AST Western Asset Emerging Markets Debt Portfolio
08/24/2015 to 12/31/2015	$9.89358	$9.95247	63
01/01/2016 to 12/31/2016	$9.95247	$10.92774	2,008
BlackRock Global Allocation V.I. Fund - Class III
08/24/2015 to 12/31/2015	$9.80431	$9.96411	37,243
01/01/2016 to 12/31/2016	$9.96411	$10.26792	48,386
JP Morgan Insurance Trust Income Builder Portfolio - Class 2
08/24/2015 to 12/31/2015	$9.78706	$9.98314	10,718
01/01/2016 to 12/31/2016	$9.98314	$10.52509	17,079
*Denotes the start date of these sub-accounts

PREMIER INVESTMENT VARIABLE ANNUITY C SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.68%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AB Global Bond Portfolio
07/13/2015* to 12/31/2015	$9.99944	$10.04722	6,969
01/01/2016 to 12/31/2016	$10.04722	$10.49393	18,336
AST AQR Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$10.06930	$9.85401	681
01/01/2015 to 12/31/2015	$9.85401	$8.26760	2,636
01/01/2016 to 12/31/2016	$8.26760	$9.30909	2,572
AST AQR Large-Cap Portfolio
04/28/2014 to 12/31/2014	$10.03311	$11.15982	614
01/01/2015 to 12/31/2015	$11.15982	$11.27529	1,246
01/01/2016 to 12/31/2016	$11.27529	$12.39732	1,502
AST BlackRock Low Duration Bond Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.92440	1,569
01/01/2015 to 12/31/2015	$9.92440	$9.90413	18,576
01/01/2016 to 12/31/2016	$9.90413	$9.99749	50,618
AST BlackRock Multi-Asset Income Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.96336	24,727
01/01/2015 to 12/31/2015	$9.96336	$9.49029	62,862
01/01/2016 to 12/31/2016	$9.49029	$10.07396	59,962
AST BlackRock/Loomis Sayles Bond Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.19212	4,279
01/01/2015 to 12/31/2015	$10.19212	$9.90944	33,113
01/01/2016 to 12/31/2016	$9.90944	$10.25814	40,408
AST Boston Partners Large-Cap Value Portfolio
07/13/2015* to 12/31/2015	$10.10861	$9.46149	1,552
01/01/2016 to 12/31/2016	$9.46149	$10.68884	3,392
AST ClearBridge Dividend Growth Portfolio
04/28/2014 to 12/31/2014	$10.06555	$11.05572	3,688
01/01/2015 to 12/31/2015	$11.05572	$10.58842	18,091
01/01/2016 to 12/31/2016	$10.58842	$12.08285	15,216
AST Cohen & Steers Realty Portfolio
04/28/2014 to 12/31/2014	$10.08208	$11.64573	719
01/01/2015 to 12/31/2015	$11.64573	$12.12685	16,680
01/01/2016 to 12/31/2016	$12.12685	$12.62440	31,181
AST Columbia Adaptive Risk Allocation Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.60862	0
01/01/2016 to 12/31/2016	$9.60862	$10.46420	4,707
AST Emerging Managers Diversified Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.69848	0
01/01/2016 to 12/31/2016	$9.69848	$9.96933	0
AST FQ Absolute Return Currency Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.70452	3,508
01/01/2015 to 12/31/2015	$9.70452	$9.08497	4,867
01/01/2016 to 12/31/2016	$9.08497	$10.38820	5,862

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton K2 Global Absolute Return
04/28/2014 to 12/31/2014	$9.99944	$9.65473	11,324
01/01/2015 to 12/31/2015	$9.65473	$9.26287	14,626
01/01/2016 to 12/31/2016	$9.26287	$9.41612	17,172
AST Global Real Estate Portfolio
04/28/2014 to 12/31/2014	$10.07726	$10.85387	976
01/01/2015 to 12/31/2015	$10.85387	$10.77047	11,119
01/01/2016 to 12/31/2016	$10.77047	$10.79302	11,221
AST Goldman Sachs Global Growth Allocation Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.24206	7,505
01/01/2015 to 12/31/2015	$10.24206	$10.07362	10,883
01/01/2016 to 12/31/2016	$10.07362	$10.57475	8,366
AST Goldman Sachs Global Income Portfolio
07/13/2015* to 12/31/2015	$9.99944	$10.10697	0
01/01/2016 to 12/31/2016	$10.10697	$10.38496	1,379
AST Goldman Sachs Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$9.98703	$10.96235	2,565
01/01/2015 to 12/31/2015	$10.96235	$10.38468	31,880
01/01/2016 to 12/31/2016	$10.38468	$11.50452	24,884
AST Goldman Sachs Mid-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$9.97007	$11.31270	1,088
01/01/2015 to 12/31/2015	$11.31270	$10.59701	40,656
01/01/2016 to 12/31/2016	$10.59701	$10.69805	18,825
AST Goldman Sachs Small-Cap Value Portfolio
04/28/2014 to 12/31/2014	$9.98144	$10.75944	3,424
01/01/2015 to 12/31/2015	$10.75944	$10.09918	21,471
01/01/2016 to 12/31/2016	$10.09918	$12.46920	16,097
AST Goldman Sachs Strategic Income Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.72436	3,725
01/01/2015 to 12/31/2015	$9.72436	$9.44066	6,850
01/01/2016 to 12/31/2016	$9.44066	$9.47476	6,989
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.95288	13,038
01/01/2015 to 12/31/2015	$9.95288	$9.88462	5,194
01/01/2016 to 12/31/2016	$9.88462	$9.81834	36,517
AST High Yield Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.89459	6,481
01/01/2015 to 12/31/2015	$9.89459	$9.47712	29,678
01/01/2016 to 12/31/2016	$9.47712	$10.86186	48,285
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$10.01868	$10.81514	4,222
01/01/2015 to 12/31/2015	$10.81514	$9.89989	6,527
01/01/2016 to 12/31/2016	$9.89989	$11.78800	8,798
AST International Growth Portfolio
04/28/2014 to 12/31/2014	$9.98473	$9.76311	1,225
01/01/2015 to 12/31/2015	$9.76311	$10.00197	12,618
01/01/2016 to 12/31/2016	$10.00197	$9.55875	15,048
AST International Value Portfolio
04/28/2014 to 12/31/2014	$10.02699	$9.38850	1,371
01/01/2015 to 12/31/2015	$9.38850	$9.40084	8,129
01/01/2016 to 12/31/2016	$9.40084	$9.39125	14,441

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST IVY Asset Strategy Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.13025	12,135
01/01/2016 to 06/24/2016	$9.13025	$8.97960	0
AST Jennison Global Infrastructure Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.40129	1,460
01/01/2015 to 12/31/2015	$10.40129	$9.26283	3,170
01/01/2016 to 12/31/2016	$9.26283	$9.94630	4,553
AST Jennison Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$9.91300	$11.27625	11,195
01/01/2015 to 12/31/2015	$11.27625	$12.39057	23,218
01/01/2016 to 12/31/2016	$12.39057	$12.12622	19,145
AST Loomis Sayles Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$10.00995	$11.25817	470
01/01/2015 to 12/31/2015	$11.25817	$12.30775	12,503
01/01/2016 to 12/31/2016	$12.30775	$12.90585	3,685
AST Lord Abbett Core Fixed Income Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.29696	14,837
01/01/2015 to 12/31/2015	$10.29696	$10.16723	37,060
01/01/2016 to 12/31/2016	$10.16723	$10.36090	53,169
AST Managed Alternatives Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.64856	5,234
01/01/2016 to 12/31/2016	$9.64856	$9.67218	3,252
AST Managed Equity Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.28185	992
01/01/2015 to 12/31/2015	$10.28185	$10.06367	6,311
01/01/2016 to 12/31/2016	$10.06367	$10.51586	6,569
AST Managed Fixed Income Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.02298	7,160
01/01/2015 to 12/31/2015	$10.02298	$9.79654	16,440
01/01/2016 to 12/31/2016	$9.79654	$10.07385	34,725
AST MFS Global Equity Portfolio
04/28/2014 to 12/31/2014	$10.02581	$10.30110	3,415
01/01/2015 to 12/31/2015	$10.30110	$10.08112	22,635
01/01/2016 to 12/31/2016	$10.08112	$10.72482	18,244
AST MFS Growth Portfolio
04/28/2014 to 12/31/2014	$9.96575	$11.13384	1,761
01/01/2015 to 12/31/2015	$11.13384	$11.85749	3,155
01/01/2016 to 12/31/2016	$11.85749	$12.00211	5,380
AST MFS Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$10.04285	$10.95451	3,890
01/01/2015 to 12/31/2015	$10.95451	$10.80132	6,730
01/01/2016 to 12/31/2016	$10.80132	$12.17040	15,007
AST Morgan Stanley Multi-Asset Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.42930	0
01/01/2016 to 12/31/2016	$9.42930	$9.10792	332
AST Neuberger Berman Core Bond Portfolio
04/28/2014 to 12/31/2014	$9.98997	$10.19848	951
01/01/2015 to 10/16/2015	$10.19848	$10.25043	0
AST Neuberger Berman Long/Short Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.53894	357
01/01/2016 to 12/31/2016	$9.53894	$9.79109	1,332

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$9.94455	$11.22938	1,507
01/01/2015 to 10/16/2015	$11.22938	$11.60500	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
04/28/2014 to 12/31/2014	$9.98333	$11.02363	2,632
01/01/2015 to 12/31/2015	$11.02363	$10.33155	10,265
01/01/2016 to 12/31/2016	$10.33155	$12.13195	23,674
AST Parametric Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$10.01046	$9.38268	1,357
01/01/2015 to 12/31/2015	$9.38268	$7.76020	2,732
01/01/2016 to 12/31/2016	$7.76020	$8.66025	3,028
AST Prudential Core Bond Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.27443	4,732
01/01/2015 to 12/31/2015	$10.27443	$10.17742	33,651
01/01/2016 to 12/31/2016	$10.17742	$10.53377	61,821
AST Prudential Flexible Multi-Strategy Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.54066	3,301
01/01/2015 to 12/31/2015	$10.54066	$10.46895	33,107
01/01/2016 to 12/31/2016	$10.46895	$11.17363	41,570
AST QMA Emerging Markets Equity Portfolio
04/28/2014 to 12/31/2014	$10.06200	$9.85996	620
01/01/2015 to 12/31/2015	$9.85996	$8.14349	2,198
01/01/2016 to 12/31/2016	$8.14349	$8.81526	2,329
AST QMA International Core Equity Portfolio
07/13/2015* to 12/31/2015	$10.07270	$9.30124	0
01/01/2016 to 12/31/2016	$9.30124	$9.29259	1,549
AST QMA Large-Cap Portfolio
04/28/2014 to 12/31/2014	$10.04066	$11.16782	2,256
01/01/2015 to 12/31/2015	$11.16782	$11.26309	1,454
01/01/2016 to 12/31/2016	$11.26309	$12.40089	1,734
AST QMA US Equity Alpha Portfolio
04/28/2014 to 12/31/2014	$10.05294	$11.24219	1,226
01/01/2015 to 12/31/2015	$11.24219	$11.50957	22,995
01/01/2016 to 12/31/2016	$11.50957	$13.12837	20,863
AST Quantitative Modeling Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.55803	5,701
01/01/2015 to 12/31/2015	$10.55803	$10.50198	89,848
01/01/2016 to 12/31/2016	$10.50198	$11.09011	96,940
AST Small-Cap Growth Opportunities Portfolio
07/13/2015* to 12/31/2015	$10.14364	$9.01138	0
01/01/2016 to 12/31/2016	$9.01138	$9.63926	108
AST Small-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$9.90242	$10.96730	4,911
01/01/2015 to 12/31/2015	$10.96730	$10.97828	7,544
01/01/2016 to 12/31/2016	$10.97828	$12.22054	9,050
AST Small-Cap Value Portfolio
04/28/2014 to 12/31/2014	$9.96017	$10.54465	4,712
01/01/2015 to 12/31/2015	$10.54465	$10.02154	6,553
01/01/2016 to 12/31/2016	$10.02154	$12.86009	7,843

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Diversified Real Growth Portfolio
04/28/2014 to 12/31/2014	$9.99944	$10.35144	504
01/01/2015 to 12/31/2015	$10.35144	$10.26125	13,760
01/01/2016 to 12/31/2016	$10.26125	$10.93791	14,184
AST T. Rowe Price Equity Income Portfolio
04/28/2014 to 12/31/2014	$10.01543	$10.53423	4,797
01/01/2015 to 10/16/2015	$10.53423	$9.84259	0
AST T. Rowe Price Large-Cap Growth Portfolio
04/28/2014 to 12/31/2014	$9.90348	$11.22522	9,860
01/01/2015 to 12/31/2015	$11.22522	$12.21739	32,515
01/01/2016 to 12/31/2016	$12.21739	$12.46190	42,167
AST T. Rowe Price Natural Resources Portfolio
04/28/2014 to 12/31/2014	$9.98293	$8.55660	1,321
01/01/2015 to 12/31/2015	$8.55660	$6.86226	2,979
01/01/2016 to 12/31/2016	$6.86226	$8.49336	10,215
AST Templeton Global Bond Portfolio
04/28/2014 to 12/31/2014	$10.02717	$9.96249	8,571
01/01/2015 to 12/31/2015	$9.96249	$9.43787	19,391
01/01/2016 to 12/31/2016	$9.43787	$9.78228	16,888
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
04/28/2014 to 12/31/2014	$10.03011	$9.94566	0
01/01/2015 to 12/31/2015	$9.94566	$9.27899	7,288
01/01/2016 to 12/31/2016	$9.27899	$9.78081	867
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
04/28/2014 to 12/31/2014	$9.97181	$11.23471	1,102
01/01/2015 to 12/31/2015	$11.23471	$10.42098	17,072
01/01/2016 to 12/31/2016	$10.42098	$11.79880	10,680
AST Wellington Management Global Bond Portfolio
07/13/2015* to 12/31/2015	$9.99944	$10.09710	440
01/01/2016 to 12/31/2016	$10.09710	$10.29598	544
AST Wellington Management Real Total Return Portfolio
07/13/2015* to 12/31/2015	$9.99944	$9.38940	236
01/01/2016 to 12/31/2016	$9.38940	$8.98901	3,369
AST Western Asset Core Plus Bond Portfolio
04/28/2014 to 12/31/2014	$9.99031	$10.28972	1,948
01/01/2015 to 12/31/2015	$10.28972	$10.34616	7,401
01/01/2016 to 12/31/2016	$10.34616	$10.80500	18,103
AST Western Asset Emerging Markets Debt Portfolio
04/28/2014 to 12/31/2014	$9.99944	$9.70400	430
01/01/2015 to 12/31/2015	$9.70400	$9.34075	707
01/01/2016 to 12/31/2016	$9.34075	$10.26125	445
BlackRock Global Allocation V.I. Fund - Class III
08/24/2015* to 12/31/2015	$9.80435	$9.96593	15,218
01/01/2016 to 12/31/2016	$9.96593	$10.27505	27,687
JP Morgan Insurance Trust Income Builder Portfolio - Class 2
08/24/2015* to 12/31/2015	$9.78710	$9.98496	10,607
01/01/2016 to 12/31/2016	$9.98496	$10.53224	24,612
*Denotes the start date of these sub-accounts

PREMIER INVESTMENT VARIABLE ANNUITY C SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.83%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Multi-Asset Income Portfolio
04/28/2014 to 12/31/2014	$9.99932	$9.95303	4,415
01/01/2015 to 12/31/2015	$9.95303	$9.46604	19,972
01/01/2016 to 12/31/2016	$9.46604	$10.03318	19,541
AST Goldman Sachs Global Growth Allocation Portfolio
04/28/2014 to 12/31/2014	$9.99932	$10.23141	1,667
01/01/2015 to 12/31/2015	$10.23141	$10.04789	9,613
01/01/2016 to 12/31/2016	$10.04789	$10.53192	9,638
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/28/2014 to 12/31/2014	$9.99932	$9.94288	0
01/01/2015 to 12/31/2015	$9.94288	$9.85950	0
01/01/2016 to 12/31/2016	$9.85950	$9.77862	0
AST Managed Fixed Income Portfolio
04/28/2014 to 12/31/2014	$9.99932	$10.01270	12,121
01/01/2015 to 12/31/2015	$10.01270	$9.77179	6,340
01/01/2016 to 12/31/2016	$9.77179	$10.03321	6,291
AST Prudential Flexible Multi-Strategy Portfolio
04/28/2014 to 12/31/2014	$9.99932	$10.52974	1,515
01/01/2015 to 12/31/2015	$10.52974	$10.44224	12,173
01/01/2016 to 12/31/2016	$10.44224	$11.12847	10,949
AST Quantitative Modeling Portfolio
04/28/2014 to 12/31/2014	$9.99932	$10.54716	751
01/01/2015 to 12/31/2015	$10.54716	$10.47543	5,488
01/01/2016 to 12/31/2016	$10.47543	$11.04541	1,451
AST T. Rowe Price Diversified Real Growth Portfolio
04/28/2014 to 12/31/2014	$9.99932	$10.34076	18,518
01/01/2015 to 12/31/2015	$10.34076	$10.23519	23,467
01/01/2016 to 12/31/2016	$10.23519	$10.89365	22,499
*Denotes the start date of these sub-accounts

PREMIER INVESTMENT VARIABLE ANNUITY C SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.86%) (issued on or after 8/24/2015)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AB Global Bond Portfolio
08/24/2015 to 12/31/2015	$10.00916	$9.91954	346
01/01/2016 to 12/31/2016	$9.91954	$10.34175	1,529
AST AQR Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.62104	$9.87451	0
01/01/2016 to 12/31/2016	$9.87451	$11.09836	0
AST AQR Large-Cap Portfolio
08/24/2015 to 12/31/2015	$9.61761	$10.31125	0
01/01/2016 to 12/31/2016	$10.31125	$11.31680	141
AST BlackRock Low Duration Bond Portfolio
08/24/2015 to 12/31/2015	$9.99929	$9.93040	249
01/01/2016 to 12/31/2016	$9.93040	$10.00599	5,022
AST BlackRock Multi-Asset Income Portfolio
08/24/2015 to 12/31/2015	$9.84465	$9.86607	2,864
01/01/2016 to 12/31/2016	$9.86607	$10.45391	10,254
AST BlackRock/Loomis Sayles Bond Portfolio
08/24/2015 to 12/31/2015	$9.98359	$9.81234	688
01/01/2016 to 12/31/2016	$9.81234	$10.13933	2,867
AST Boston Partners Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59630	$9.98031	0
01/01/2016 to 12/31/2016	$9.98031	$11.25466	3,834
AST ClearBridge Dividend Growth Portfolio
08/24/2015 to 12/31/2015	$9.63842	$10.36052	6,051
01/01/2016 to 12/31/2016	$10.36052	$11.80128	6,503
AST Cohen & Steers Realty Portfolio
08/24/2015 to 12/31/2015	$9.52262	$10.50466	0
01/01/2016 to 12/31/2016	$10.50466	$10.91590	2,561
AST Columbia Adaptive Risk Allocation Portfolio
08/24/2015 to 12/31/2015	$9.79395	$9.86648	0
01/01/2016 to 12/31/2016	$9.86648	$10.72562	209
AST Emerging Managers Diversified Portfolio
08/24/2015 to 12/31/2015	$9.81353	$10.00999	0
01/01/2016 to 12/31/2016	$10.00999	$10.27104	0
AST FQ Absolute Return Currency Portfolio
08/24/2015 to 12/31/2015	$10.40588	$10.06741	221
01/01/2016 to 12/31/2016	$10.06741	$11.49074	606
AST Franklin Templeton K2 Global Absolute Return
08/24/2015 to 12/31/2015	$9.86084	$9.94758	0
01/01/2016 to 12/31/2016	$9.94758	$10.09373	4,742
AST Global Real Estate Portfolio
08/24/2015 to 12/31/2015	$9.53124	$10.04953	0
01/01/2016 to 12/31/2016	$10.04953	$10.05235	996
AST Goldman Sachs Global Growth Allocation Portfolio
08/24/2015 to 12/31/2015	$9.65068	$10.11776	0
01/01/2016 to 12/31/2016	$10.11776	$10.60192	588

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Global Income Portfolio
08/24/2015 to 12/31/2015	$9.99929	$9.98850	0
01/01/2016 to 12/31/2016	$9.98850	$10.24467	2,416
AST Goldman Sachs Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59720	$10.17726	0
01/01/2016 to 12/31/2016	$10.17726	$11.25440	2,939
AST Goldman Sachs Mid-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.63443	$9.83409	6,034
01/01/2016 to 12/31/2016	$9.83409	$9.91006	7,589
AST Goldman Sachs Small-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60532	$9.83593	0
01/01/2016 to 12/31/2016	$9.83593	$12.12221	570
AST Goldman Sachs Strategic Income Portfolio
08/24/2015 to 12/31/2015	$9.95788	$9.85525	0
01/01/2016 to 12/31/2016	$9.85525	$9.87307	2,038
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
08/24/2015 to 12/31/2015	$9.99929	$9.96853	0
01/01/2016 to 12/31/2016	$9.96853	$9.88371	16,135
AST High Yield Portfolio
08/24/2015 to 12/31/2015	$9.90462	$9.57946	7,418
01/01/2016 to 12/31/2016	$9.57946	$10.95936	13,084
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.55983	$9.70319	215
01/01/2016 to 12/31/2016	$9.70319	$11.53285	430
AST International Growth Portfolio
08/24/2015 to 12/31/2015	$9.65186	$10.36030	0
01/01/2016 to 12/31/2016	$10.36030	$9.88334	372
AST International Value Portfolio
08/24/2015 to 12/31/2015	$9.63232	$9.86590	0
01/01/2016 to 12/31/2016	$9.86590	$9.83793	2,180
AST IVY Asset Strategy Portfolio
08/24/2015 to 12/31/2015	$9.73555	$10.03451	4,364
01/01/2016 to 06/24/2016	$10.03451	$9.86039	0
AST Jennison Global Infrastructure Portfolio
08/24/2015 to 12/31/2015	$9.63003	$9.32209	0
01/01/2016 to 12/31/2016	$9.32209	$9.99178	0
AST Jennison Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.58839	$10.67760	1,832
01/01/2016 to 12/31/2016	$10.67760	$10.43078	2,212
AST Loomis Sayles Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.59589	$10.73986	0
01/01/2016 to 12/31/2016	$10.73986	$11.24130	1,884
AST Lord Abbett Core Fixed Income Portfolio
08/24/2015 to 12/31/2015	$10.00759	$9.86125	1,984
01/01/2016 to 12/31/2016	$9.86125	$10.03100	6,947
AST Managed Alternatives Portfolio
08/24/2015 to 12/31/2015	9.97901	9.78685	349
01/01/2016 to 12/31/2016	9.78685	9.79310	345
AST Managed Equity Portfolio
08/24/2015 to 12/31/2015	9.61353	10.03787	0
01/01/2016 to 12/31/2016	10.03787	10.46987	853

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Managed Fixed Income Portfolio
08/24/2015 to 12/31/2015	$9.94949	$9.83974	220
01/01/2016 to 12/31/2016	$9.83974	$10.09990	1,537
AST MFS Global Equity Portfolio
08/24/2015 to 12/31/2015	$9.65469	$10.02712	447
01/01/2016 to 12/31/2016	$10.02712	$10.64809	2,089
AST MFS Growth Portfolio
08/24/2015 to 12/31/2015	$9.60783	$10.52461	0
01/01/2016 to 12/31/2016	$10.52461	$10.63355	6,433
AST MFS Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60687	$10.18463	13,377
01/01/2016 to 12/31/2016	$10.18463	$11.45474	14,326
AST Morgan Stanley Multi-Asset Portfolio
08/24/2015 to 12/31/2015	$10.03974	$9.53534	0
01/01/2016 to 12/31/2016	$9.53534	$9.19373	1,300
AST Neuberger Berman Core Bond Portfolio
08/24/2015 to 10/16/2015	$9.99009	$10.04558	0
AST Neuberger Berman Long/Short Portfolio
08/24/2015 to 12/31/2015	$9.84465	$9.83519	0
01/01/2016 to 12/31/2016	$9.83519	$10.07681	1,921
AST Neuberger Berman Mid-Cap Growth Portfolio
08/24/2015 to 10/16/2015	$9.60438	$9.80689	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.58746	$9.68512	1,058
01/01/2016 to 12/31/2016	$9.68512	$11.35231	1,924
AST Parametric Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.53983	$9.59154	0
01/01/2016 to 12/31/2016	$9.59154	$10.68461	1,823
AST Prudential Core Bond Portfolio
08/24/2015 to 12/31/2015	$10.00812	$9.83668	2,317
01/01/2016 to 12/31/2016	$9.83668	$10.16252	10,291
AST Prudential Flexible Multi-Strategy Portfolio
08/24/2015 to 12/31/2015	$9.82948	$9.95940	3,609
01/01/2016 to 12/31/2016	$9.95940	$10.61061	6,011
AST QMA Emerging Markets Equity Portfolio
08/24/2015 to 12/31/2015	$9.54250	$9.72267	0
01/01/2016 to 12/31/2016	$9.72267	$10.50565	81
AST QMA International Core Equity Portfolio
08/24/2015 to 12/31/2015	$9.63690	$9.94924	0
01/01/2016 to 12/31/2016	$9.94924	$9.92189	79
AST QMA Large-Cap Portfolio
08/24/2015 to 12/31/2015	$9.61293	$10.43704	0
01/01/2016 to 12/31/2016	$10.43704	$11.47070	0
AST QMA US Equity Alpha Portfolio
08/24/2015 to 12/31/2015	9.61633	10.38394	0
01/01/2016 to 12/31/2016	10.38394	11.82308	7,108
AST Quantitative Modeling Portfolio
08/24/2015 to 12/31/2015	9.69395	10.11339	7,962
01/01/2016 to 12/31/2016	10.11339	10.66032	10,014
AST Small-Cap Growth Opportunities Portfolio
08/24/2015 to 12/31/2015	9.57562	9.66710	2,822
01/01/2016 to 12/31/2016	9.66710	10.32197	3,753

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.61641	$9.63214	0
01/01/2016 to 12/31/2016	$9.63214	$10.70280	960
AST Small-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.60609	$9.99297	1,395
01/01/2016 to 12/31/2016	$9.99297	$12.80031	5,906
AST T. Rowe Price Diversified Real Growth Portfolio
08/24/2015 to 12/31/2015	$9.69773	$10.06579	1,957
01/01/2016 to 12/31/2016	$10.06579	$10.71027	21,646
AST T. Rowe Price Equity Income Portfolio
08/24/2015 to 10/16/2015	$9.58878	$10.19814	0
AST T. Rowe Price Large-Cap Growth Portfolio
08/24/2015 to 12/31/2015	$9.59464	$10.50087	16,457
01/01/2016 to 12/31/2016	$10.50087	$10.69163	17,270
AST T. Rowe Price Natural Resources Portfolio
08/24/2015 to 12/31/2015	$9.50186	$9.58689	0
01/01/2016 to 12/31/2016	$9.58689	$11.84415	4,712
AST Templeton Global Bond Portfolio
08/24/2015 to 12/31/2015	$9.78254	$10.14557	224
01/01/2016 to 12/31/2016	$10.14557	$10.49670	1,277
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.59012	$9.98507	0
01/01/2016 to 12/31/2016	$9.98507	$10.50599	4,038
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
08/24/2015 to 12/31/2015	$9.57925	$9.62571	0
01/01/2016 to 12/31/2016	$9.62571	$10.87863	4,723
AST Wellington Management Global Bond Portfolio
08/24/2015 to 12/31/2015	$10.00914	$9.94910	0
01/01/2016 to 12/31/2016	$9.94910	$10.12670	1,988
AST Wellington Management Real Total Return Portfolio
08/24/2015 to 12/31/2015	$9.79204	$9.73118	0
01/01/2016 to 12/31/2016	$9.73118	$9.29955	3,123
AST Western Asset Core Plus Bond Portfolio
08/24/2015 to 12/31/2015	$9.97318	$9.94275	8,332
01/01/2016 to 12/31/2016	$9.94275	$10.36504	9,759
AST Western Asset Emerging Markets Debt Portfolio
08/24/2015 to 12/31/2015	$9.89347	$9.94768	0
01/01/2016 to 12/31/2016	$9.94768	$10.90817	199
BlackRock Global Allocation V.I. Fund - Class III
08/24/2015 to 12/31/2015	$9.80420	$9.95939	1,934
01/01/2016 to 12/31/2016	$9.95939	$10.24971	15,089
JP Morgan Insurance Trust Income Builder Portfolio - Class 2
08/24/2015 to 12/31/2015	$9.78695	$9.97837	0
01/01/2016 to 12/31/2016	$9.97837	$10.50627	967
*Denotes the start date of these sub-accounts

APPENDIX B – SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU
Pruco Life Insurance Company of New Jersey offers two deferred variable annuity products in this Prospectus. Both annuities, (B and C Series) have different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the Annuity. Both of these Annuities may be available to you, depending on factors such as the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.
Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

▪	Your age;

▪	The amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity;

▪	How long you intend to hold the Annuity (also referred to as “investment time horizon”);

▪	Your desire to make withdrawals from the Annuity and the timing of those withdrawals;

▪	Your investment objectives;

▪	The guarantees that an optional benefit may provide; and

▪	Your desire to minimize costs and/or maximize return associated with the Annuity.
You can compare the costs of the B Series and C Series by examining the section in this prospectus entitled “Summary of Contract Fees and Charges”. There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.
The following chart outlines some of the different features for each Annuity sold through this Prospectus. The availability of an optional benefit, such as the one noted in the chart, will increase the total cost of the Annuity. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.
To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.
Pruco Comparison.
Below is a summary of the Prudential Premier® Investment Variable AnnuitySM B and C Series sold through this Prospectus. Your registered Financial Professional can provide you with the summary prospectuses or statutory prospectuses for the underlying Portfolios and can guide you through “Selecting the Annuity That’s Right For You” and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the Prospectus carefully before investing. The Company does not make recommendations or provide investment advice.

Annuity Comparison	B Series	C Series
Minimum Investment	$10,000	$10,000
Maximum Issue Age	85	85
Maximum Issue Age (Return of Purchase Payments Death Benefit)	79	79
Contingent Deferred Sales Charge Schedule (Based on date of each purchase payment) May vary by state
(For Applications signed on or after August 8, 2016, the 6th and 7th CDSC charge is removed for the B Series.)
	7 Years (7%, 7%, 6%, 6%, 5%, 4%, 3%, 0%)	None
Account Value Based Insurance Charge	0.55%	0.68%
Premium Based Insurance Charge (Annual Equivalent)	0.55%	0.67%
Optional Return of Purchase Payments Death Benefit (Total Annual Charge)
(For Annuities issued prior to August 24, 2015, the premium Based Charge is 0.15% and the Account Value Based Charge is 0.15% for both the B Series and the C Series.)
	0.17% Premium Based and 0.18% Account Value Based	0.17% Premium Based and 0.18% Account Value Based
Annuity Comparison	B Series	C Series
Annual Maintenance Fee	Lesser of: ▪ $50, or ▪ 2% of Account Value ▪ Waived for Purchase Payments equal to, or greater than $100,000	Lesser of: ▪ $50, or ▪ 2% of Account Value ▪ Waived for Purchase Payments equal to, or greater than $100,000
Variable Investment Options (For Annuities issued prior to August 24, 2015, not all options available if you elect the Return of Purchase Payments Death Benefit)	Advanced Series Trust BlackRock Variable Series Trust, Inc. JP Morgan Insurance Trust	Advanced Series Trust BlackRock Variable Series Trust, Inc. JP Morgan Insurance Trust
Basic Death Benefit	Account Value	Account Value
Optional Death Benefit (Return of Purchase Payments Death Benefit)	Greater of: ▪ Purchase Payments minus proportional withdrawals; and ▪ Account Value	Greater of: ▪ Purchase Payments minus proportional withdrawals; and ▪ Account Value
HYPOTHETICAL ILLUSTRATION
The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The “Annuity Anniversary” is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.
The examples further assume that no additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the applicable underlying Portfolios (which is 1.37% for both Series) as of December 31, 2016 and the charges deducted from the Annuity at the Separate Account level. The arithmetic average of all fund expenses is computed by adding Portfolio management fees, 12b-1 fees and other expenses of all the underlying Portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the “Summary of Contract Fees and Charges.” The Separate Account level charge refers to the Account Value Based Insurance Charge. The Premium Based and the Account Value Based Insurance Charges are included in the following examples.
The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable.
The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

0% Gross Rate of Return

	B series		C series
	Net rate of return		Net rate of return

	All years	-2.67%	All years	-3.01%
Annuity Year	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$97,541	$90,541	$97,294	$97,294
2	$95,130	$88,130	$94,644	$94,644
3	$92,765	$86,765	$92,048	$92,048
4	$90,444	$84,444	$89,505	$89,505
5	$88,169	$83,169	$87,013	$87,013
6	$85,936	$85,936	$84,573	$84,573
7	$83,747	$83,747	$82,182	$82,182
8	$81,599	$81,599	$79,840	$79,840
9	$79,493	$79,493	$77,546	$77,546
10	$77,426	$77,426	$75,298	$75,298
11	$75,399	$75,399	$73,097	$73,097
12	$73,411	$73,411	$70,940	$70,940
13	$71,461	$71,461	$68,828	$68,828
14	$69,549	$69,549	$66,758	$66,758
15	$67,672	$67,672	$64,731	$64,731
16	$65,832	$65,832	$62,745	$62,745
17	$64,027	$64,027	$60,800	$60,800
18	$62,257	$62,257	$58,895	$58,895
19	$60,520	$60,520	$57,028	$57,028
20	$58,816	$58,816	$55,199	$55,199
21	$57,146	$57,146	$53,408	$53,408
22	$55,507	$55,507	$51,653	$51,653
23	$53,899	$53,899	$49,934	$49,934
24	$52,322	$52,322	$48,250	$48,250
25	$50,775	$50,775	$46,601	$46,601
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.37%

c.	No optional death benefits elected

d.	Annuity was issued on or after May 1, 2017

e.	Surrender value assumes surrender 2 days before policy anniversary
The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.

6% Gross Rate of Return

	B series		C series
	Net rate of return		Net rate of return

	All years	3.59%	All years	3.36%
Annuity Year	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$103,415	$96,415	$103,158	$103,158
2	$106,966	$99,966	$106,436	$106,436
3	$110,657	$104,657	$109,841	$109,841
4	$114,496	$108,496	$113,376	$113,376
5	$118,487	$113,487	$117,047	$117,047
6	$122,636	$122,636	$120,859	$120,859
7	$126,950	$126,950	$124,817	$124,817
8	$131,436	$131,436	$128,927	$128,927
9	$136,100	$136,100	$133,194	$133,194
10	$140,949	$140,949	$137,626	$137,626
11	$145,991	$145,991	$142,227	$142,227
12	$151,233	$151,233	$147,005	$147,005
13	$156,684	$156,684	$151,966	$151,966
14	$162,351	$162,351	$157,118	$157,118
15	$168,243	$168,243	$162,467	$162,467
16	$174,369	$174,369	$168,022	$168,022
17	$180,739	$180,739	$173,790	$173,790
18	$187,362	$187,362	$179,779	$179,779
19	$194,248	$194,248	$185,998	$185,998
20	$201,407	$201,407	$192,455	$192,455
21	$208,851	$208,851	$199,161	$199,161
22	$216,591	$216,591	$206,123	$206,123
23	$224,638	$224,638	$213,353	$213,353
24	$233,005	$233,005	$220,860	$220,860
25	$241,705	$241,705	$228,656	$228,656
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.37%

c.	No optional death benefits elected

d.	Annuity was issued on or after May 1, 2017

e.	Surrender value assumes surrender 2 days before policy anniversary
The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.

10% Gross Rate of Return

	B series		C series
	Net rate of return		Net rate of return

	All years	7.63%	All years	7.42%
Annuity Year	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$107,331	$100,331	$107,067	$107,067
2	$115,240	$108,240	$114,681	$114,681
3	$123,775	$117,775	$122,887	$122,887
4	$132,983	$126,983	$131,728	$131,728
5	$142,918	$137,918	$141,256	$141,256
6	$153,638	$153,638	$151,522	$151,522
7	$165,205	$165,205	$162,584	$162,584
8	$177,685	$177,685	$174,505	$174,505
9	$191,150	$191,150	$187,350	$187,350
10	$205,679	$205,679	$201,191	$201,191
11	$221,355	$221,355	$216,106	$216,106
12	$238,269	$238,269	$232,178	$232,178
13	$256,518	$256,518	$249,496	$249,496
14	$276,209	$276,209	$268,157	$268,157
15	$297,455	$297,455	$288,266	$288,266
16	$320,378	$320,378	$309,934	$309,934
17	$345,112	$345,112	$333,282	$333,282
18	$371,799	$371,799	$358,442	$358,442
19	$400,593	$400,593	$385,553	$385,553
20	$431,661	$431,661	$414,766	$414,766
21	$465,182	$465,182	$446,246	$446,246
22	$501,351	$501,351	$480,166	$480,166
23	$540,376	$540,376	$516,718	$516,718
24	$582,482	$582,482	$556,104	$556,104
25	$627,913	$627,913	$598,546	$598,546
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.37%

c.	No optional death benefits elected

d.	Annuity was issued on or after May 1, 2017

e.	Surrender value assumes surrender 2 days before policy anniversary
The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY B SERIES AND C SERIESSM ANNUITY DESCRIBED IN PROSPECTUS (MAY 1, 2017)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPIVANYPROS